Listing Report:Supplement No. 163 dated Feb 08, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 313999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$546.79

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	10 / 10	Length of status:	7y 7m
Credit score:	720-739 (Feb-2010)	Total credit lines:	24	Occupation:	Architect
Now delinquent:	0	Revolving credit balance:	$3,709	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	sailingceleste	Borrower's state:	NewYork	Borrower's group:	Harvard University Alumni & Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (May-2007)
Principal balance:	$625.15	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Solar and Wind-Powered in NYC
Purpose of loan:
This loan will be used toward purchasing and installing alternative energy systems on the rooftop of our townhouse in Brooklyn, New York. The time is right to tap into government grants and New York's "net-metering" arrangement -- with a small investment now, we can power our home and sell clean power back to the grid for decades to come. As architects, my husband and I are looking to use this project as a demonstration project to show other homeowners in NYC and major urban centers how easy it is to upgrade their home energy systems to solar and wind power and end dependence on fossil fuel power.

My financial situation:
I am a good candidate for this loan because?I can easily repay the loan from my income. Further, I have the money on hand to pay for this entire project without the loan,?but I?prefer to use Prosper rather than tap into my savings accounts.?I have a perfect on-time record of repaying an earlier Prosper loan.

Monthly net income: $ 8000

Monthly expenses: $ 3940
??Housing: $ 1150
??Insurance: $ 180
??Car expenses: $ 120?
??Utilities: $ 200
??Phone, cable, internet: $ 90
??Food, entertainment: $?600
??Clothing, household expenses $ 100
??Credit cards, Prosper loan?and?student loans: $ 600
? Medical bills in payment plan (I'm a cancer survivor, which explains my poor credit score!): $400
??Savings and investments: $?500
? Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,430.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$114.02

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	7%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	10 / 8	Length of status:	4y 8m
Credit score:	740-759 (Feb-2010)	Total credit lines:	17	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$3,157	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 2	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	izykactus	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	740-759 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	620-639 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
READ ME!! I AM LOW RISK!
Purpose of loan:
This is my second loan from Prosper. I paid my 1st loan off early and will probably do the same with this one. I was never late and almost always paid more than the monthly minimum. I am back to get this second loan for debt consolidating purpose as well as credit score boosting for future home purchase. My last loan was @ 29% so I'm really trying to get much much lower this time. This loan will pay off a 2 credit cards.

My financial situation:
We?would be perfect for this loan because of?our commitment to?in time?consistent?monthly payments and our strive to build?an excellent credit score. I have a full time job with Comcast. Besides the?2 debts I will pay off with this loan there is no other money owed to anyone. We bought our first home in October of 2009. WE HAVE NOT AND WILL NOT DISAPPOINT YOU!

Monthly net income: $ 41,700

Monthly expenses: $
??Housing: $?1165??
??Insurance: $?34
??Car expenses: $ 50
??Utilities: $?153
??Phone, cable, internet: $ 50
??Food, entertainment: $?300
??Clothing, household expenses $?30
??Credit cards and other loans: $?61
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$1,015.01

Auction yield range:	8.06% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	4 / 4	Length of status:	4y 6m
Credit score:	780-799 (Feb-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,016	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-skillful-rate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Upgrade for Video Biz
Purpose of loan:
This loan will be used to expand my independent film/editing business. I have done well the past 5 years, however, my equipment now needs upgrading.? I also plan to install a small sound-proof Voice-Over Booth in my studio so I won't have to contract out anymore.

My financial situation:
I am a good candidate for this loan because I have a Full-Time Contract Position, many returning customers, and royalties on past worlk as well. I want to preserve and expand my client base by making sure I have the equipment I need to be competitve.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-10):	5	Current / open credit lines:	5 / 4	Length of status:	11y 7m
Credit score:	680-699 (Jan-2010)	Total credit lines:	17	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$7,624	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	asset-taxi	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy a uses car
Purpose of loan:
This loan will be used to? to buy a uses car

My financial situation:
I am a good candidate for this loan because?*i pay?my loans on time?and i have a good credit score !!

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 443893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.62%	Starting borrower rate/APR:	11.62% / 11.97%	Starting monthly payment:	$495.50

Auction yield range:	3.06% - 10.62%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	4 / 4	Length of status:	10y 0m
Credit score:	800-819 (Jan-2010)	Total credit lines:	15	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$128,373	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	concerto648	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Real Estate. Tax Funds
Purpose of loan:
This loan will be used to pay office real estate taxes for 2009?

My financial situation:
I am a good candidate for this loan because established?consulting engineering?business currently with $410,000 in AR. Bank has frozen businesses line of credit. Business is experiencing cash flow difficulties with slowdown. Solid backlog and business?outlook improving.??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$498.64

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	51%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	18 / 16	Length of status:	0y 7m
Credit score:	700-719 (Jan-2010)	Total credit lines:	48	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$49,028	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transparent-dedication	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
military vet's dream wedding
Purpose of loan:
This loan will be used to payoff our dream wedding.? We used credit card0s, as the burden to pay for our wedding was solely on me to finance it.? Those cards are now at outrageous rates as they're out of the promotional phase.? I just want to consolidate all of them into one loan and pay if off.

My financial situation:
I am a good candidate for this loan because I have a great career and with good income.? If there's one thing to know about me is that I am a dedicated person of integrity.? I've paid all my oblitgations on time and have good credit.? My next mission is to pay off our wedding so that we can focus on buying a bigger home as our family is growing.

Monthly net income: $ 7300

Monthly expenses: $?2000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$361.83

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-10):	4	Current / open credit lines:	3 / 3	Length of status:	0y 11m
Credit score:	660-679 (Feb-2010)	Total credit lines:	3	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$2,345
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Red23	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting personalized mug business

??????????????? With the funding we receive from Prosper, my husband and I will be making our dream into reality by starting up our own business. The business we are planning to start is a personalized mug business called Mugg Shotts. Although our country is in a tight economy right now, this business has excellent potential to thrive and be successful. Our product will be a personal and inexpensive way to give a gift or capture a moment in time on something that will be in use for years to come. We have done research on potential competitors and know that this business has an excellent chance of being chosen over other companies. We plan to offer competitive pricing, with discounts in place for multiple?item orders. We will not charge a screen or setup charge like other companies, no matter how small or large the order. Mugg Shotts will be operating under the belief that if the customer is not completely satisfied with the product, we will either redo the mug or offer a money back guarantee. We have someone that has agreed to create and maintain our website and advertise for a small percentage of profit. When the business grows, we will train qualified employees, which will not only give jobs to those seeking employment but also help the economy. The $10,000 we are asking for to start our business up is for the following expenses:?
? ~ Mug printing equipment??
? ~ Reorder of supplies (mugs, transfer paper, ink, etc.)??
? ~ Camera??
? ~ Miscellaneous expenses (business license, tables and booths, advertisement costs, P.O. Box, etc.)???????????????

???? With the profit to cost ratio of this business, the loan payments we will be paying back will be easily covered with a fairly small amount of orders.? Using only profit, we will only need to make 50 mugs per month to meet the loan payment. With the advertising and marketing plan we have put together, we believe this will not be a difficult goal to reach. We will be advertising in a number of potential markets, including schools, businesses, special events, and individual sales (holidays, birthdays, anniversaries, etc.). Even if Mugg Shotts doesn?t take off right away, we will still be able to make the payments each month. With combined income, my husband and I bring home around $2900 each month. Our personal expenses are as follows:
??Housing: $550
??Insurance: $90
??Car expenses: $240
??Utilities: $230
??Phone, cable, internet: $150
??Food, entertainment: $450?
??Credit cards and school?loans: $150
??Other expenses: $200

????????Thank you for your consideration of Mugg Shotts. If we are funded it will make our dream come true and open up many possibilities, including giving our family a better life. We thank? you in advance for this opportunity!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	15 / 12	Length of status:	3y 3m
Credit score:	600-619 (Feb-2010)	Total credit lines:	31	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$13,565	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kblast	Borrower's state:	NewYork	Borrower's group:	College Graduates with Good Credit Potential
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 9% )	660-679 (Aug-2009) 560-579 (Aug-2008) 540-559 (Jul-2008) 600-619 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Business Debt Consolidation
Purpose of loan:
Pay off high rate revolving balances.?
My financial situation:
I have my own financial services business with a major insurance carrier.? Despite the economic conditions I have maintained 20-30% annualized revenue growth for the last three years in the business and my target is to continue this rate of growth even if it means working harder in the current economic climate.? During the first few years in the business, I spent heavily on marketing, which is where the revolving balances came from.? I paid off my first Prosper loan less than a year after origination and I am seeking to transfer another?$5K more of my revolving credit lines to this Prosper installment loan.? This will bring my revolving credit utilization down to below 50% and will bring me a step closer to wiping out existing unsecured debt.

Monthly net income: $ 2800
Monthly expenses: $
??Housing: $ 0
??Insurance: $?100
??Car expenses: $?0
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $?200
??Clothing, household expenses $?50
??Credit cards and other loans: $ 800
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.09%	Starting borrower rate/APR:	15.09% / 17.26%	Starting monthly payment:	$242.97

Auction yield range:	14.06% - 14.09%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	44%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	9 / 7	Length of status:	5y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	22	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$2,254	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	persistent-reward985	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card
Purpose of loan:
This loan will be used to? to help pay a high interest rate credit card

My financial situation:
I am a good candidate for this loan because? I am a second grade teacher who is honest and have a stable job. I am tenured in my position and have a career that is stable

Monthly net income: $
2500
Monthly expenses: $
??Housing: $
??Insurance: $ 185.00
??Car expenses: $ 417.00
??Utilities: $
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $
??Credit cards and other loans: $400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,910.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.45%	Starting borrower rate/APR:	7.45% / 7.79%	Starting monthly payment:	$183.70

Auction yield range:	3.06% - 6.45%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1996	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	13 / 12	Length of status:	3y 8m
Credit score:	840-859 (Jan-2010)	Total credit lines:	32	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$14,333	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	16%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	exponential-trade933	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit cards.?

My financial situation:
I am a good candidate for this loan because I have never missed a single payment of any kind.? My excellent credit score?is important to me as well as getting out of debt as quickly as possible. I have a great position in a strong company.? Also, I believe if someone is generous enough to help me get out of debt, it would be immoral for me not to repay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$76.38

Auction yield range:	8.06% - 21.00%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2002	Debt/Income ratio:	44%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	8 / 7	Length of status:	5y 0m
Credit score:	660-679 (Feb-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,252	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unctarheelfan1983	Borrower's state:	NorthCarolina	Borrower's group:	CALIFORNIA LENDING GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,650.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008)
Principal balance:	$936.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards.

My financial situation:
I?would be a great?candidate for this loan because... I pay ALL my bills on time . I have a great job with a great company which provides me a secure monthly income. Ive tried to negotiate several times and they won't help me. I have one loan with prosper already and have not missed a payment. I'd rather pay you than the big banks. My interest rate is 18.24%. It says my credit score have dropped but I dont see how because eariler this week I checked my credit score and it was 708. I don't understand how prosper checks you credit score. I absolutely cannot wait to pay all my bills off. Any help you can provide I would greatly appreciate it. Your money will be paid in full and I won't never miss a payment. I no longer spend on my credit cards they are all ripped up, I will never run up my credit card bills ever again. I've learned the hard way but at least I have learned. Thank you so much for looking and considering to help me.

Monthly net income: $ 2018.00

Monthly expenses: $
??Housing: $ 515
??Insurance: $ 78
??Car expenses: $ 368.10
??Utilities: $ 125
??Phone, cable, internet: $ 75
??Food, entertainment: $ 150
??Clothing, household expenses $ 15
??Credit cards and other loans: $ 235
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$242.66

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	22%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	15 / 12	Length of status:	0y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$111,016	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	11
Screen name:	digba1	Borrower's state:	Georgia	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2007) 540-559 (Jul-2007) 620-639 (Jun-2007)
Principal balance:	$1,195.25	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Replacing and ancient HVAC
Purpose of loan:
This loan will be used to replace the current and very old Furnace and AC system

My financial situation:
I am a good candidate for this loan because, I am a responsible head of household, I have a full time job and I pay my bills on time

Monthly net income: $ 8200

Monthly expenses: $
??Housing: $ 2500????
??Insurance: $ 220
??Car expenses: $ 650
??Utilities: $ 600
??Phone, cable, internet: $ 200
??Food, entertainment: $ 1000
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 1500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445683
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$352.36

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	26%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	9 / 9	Length of status:	1y 9m
Credit score:	800-819 (Feb-2010)	Total credit lines:	19	Occupation:	Pilot - Private/Com...
Now delinquent:	0	Revolving credit balance:	$71,692	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	a-platinum-course	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ShockingRides.com inventory payoff
Purpose of loan:
This loan will be used to pay off 3 high interest credit card loans on my electric bicycle inventory.? My website is ShockingRides.com and I operate a retail storefront in Folsom California.? This is a Green business and is my attempt to do something about global warming..??

My financial situation:
I am a good candidate for this loan because I am a first office for the only growing airline in this country, Virgin America.? I will be upgrading to captain this fall and my income will be doubling at that time.?? I am optimistic that my electric vehicle business will continue to pay for itself and from my past sales I am confident it will grow. ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$195.38

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	8 / 6	Length of status:	3y 6m
Credit score:	720-739 (Jan-2010)	Total credit lines:	26	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$11,938	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jmcombs3011	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	720-739 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	700-719 (Jul-2008) 700-719 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Debt consolodation
I would like to consolidate all of my credit cards and eliminate debt!

Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	11.06% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	2	Current / open credit lines:	16 / 15	Length of status:	24y 8m
Credit score:	720-739 (Jan-2010)	Total credit lines:	36	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$143,499	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pillow398	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Roof
Purpose of loan:
This loan will be used to?

I will be using this loan to put a new roof on my residence.

My financial situation:
I am a good candidate for this loan because?

I have very good credit. Have never been late on anything. I have never been denied credit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1973	Debt/Income ratio:	28%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-10):	2	Current / open credit lines:	10 / 10	Length of status:	12y 7m
Credit score:	660-679 (Jan-2010)	Total credit lines:	33	Stated income:	$25,000-$49,999
Now delinquent:	2	Revolving credit balance:	$11,962
Amount delinquent:	$5,309	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	13
Screen name:	just-repayment5	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Bills
Purpose of loan:
This loan will be used to pay off credit card, medical, and auto repair bills.

My financial situation:
I am a good candidate for this loan because I have always had excellent credit and I take my financial resposibilities very seriously. We owned and lived in the same house for 40+ years and sold it?in Aug. 2008?after making a bad investment in a company. We took our profits and moved to New England with our daughter and her family. Since our move we have had many unexpected difficult times. We helped our son and daugther through financial difficulties and?we had to use the rest to pay off debt from the business investment and for moving expenses.? Not long after moving we had our own unexpected medical issues,?and?got?hit with unexpected,?out of pocket medical bills.? We?had to overextend our credit cards to get by.? Now,?we are both doing great physically; our medical problems are behind us.??We need a little hand to get back on our feet and catch up on everything.?We don't know where else to turn and just recently heard about Prosper.? Our monthly income is through retirement and is guaranteed at $3100 a month.?I am a proud Marine (Once a Marine Always a Marine!) who served our country. My wife and I are very active in our church and senior center community. We always pay our bills before anything else we do. My wife meticulously goes through our bills and plans in advance for when we can make purchases, buy groceries, get haircuts, or do any other expenditure--she makes sure the bills are paid first.? Falling behind, having the unexpected expenses and having to use the credit cards to live, and not being able to pay the bills has been a real difficult stress on her (and myself).? I don't know what the HR score means but if you look at my FICO SCORE (over 660)?it is higher. Our income is more than enough to pay the payments.? As you can see we have $3100 coming in and on average have about $2265 going out on housing, living expenses and bills.? This loan will allow us to decrease the amount spent on credit cards bills too, so we will easily be able to pay the prosper loan. I know this is long but thank you for taking the time to read and bid on my loan. I just wanted you to know who I am and how much this loan will help us. If you have any questions about anything, please ask?and I will answer you honestly.

Thank you so much!

Monthly net income: $ 3100.00
Monthly expenses: on average about $2265??

Housing and expenses: $ 1000?
Insurance: $ 395.00?
Food, personal, other expenses: $ 250.00?
Credit cards and other loans: $ 620.00? * will be?reduced if our loan is funded.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$355.15

Auction yield range:	3.06% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1983	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	8 / 8	Length of status:	3y 7m
Credit score:	820-839 (Feb-2010)	Total credit lines:	14	Occupation:	Engineer - Chemical
Now delinquent:	0	Revolving credit balance:	$21,254	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	progressive-integrity6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt
Purpose of loan:
This loan will be used to consolidate student loans and credit debt to one low payment.

My financial situation:
I am securely employed full-time?with an engineering firm that Ive been with for 3+ years now.? I have supplemental income from renting and I also teach English on the side.? My monthly?expenses are very low so making?payments will never be an?issue.?? I have never missed a payment for anything because my credit is extremely important to me!!? AA Rating and 800+ score -- easy money for lenders!
Monthly Expenses:
Student Loan: $190
Mortgage: $500 (after rental income)
Utilities: $150
Entertainment: $100
Gas/Car: $150
No car payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	5 / 5	Length of status:	3y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	34	Occupation:	Realtor
Now delinquent:	1	Revolving credit balance:	$12,819	Stated income:	$25,000-$49,999
Amount delinquent:	$2,379	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	power-patriot3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help for financial stability
Purpose of loan:
This loan will be used to? pay balances down on two credit cards and purchase new computers/supplies for small business office

My financial situation:
I am a good candidate for this loan because? I am a hard worker.? My wife and I own an property management company and have been in business for over 4 years.? We manage about 250 single family homes.? My wife takes receives most of the income from the business to pay business expenses and our personal bills.? I am left with a small salary and need to pay off some credit cards so I dont have to spend all of my money each month.? With the economy falling apart the past two years we were still able to maintain good business.? Now our business has been way up this year which is fantastic but I need a little help paying off some balances from credit cards.

Monthly net income: $
$1500
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $?350
??Utilities: $?
??Phone, cable, internet: $ 75 (will be canceling this particular service)
??Food, entertainment: $ 300
Clothing, household expenses $ 200
??Credit cards and other loans: $?700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	17%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	8 / 8	Length of status:	2y 5m
Credit score:	640-659 (Jan-2010)	Total credit lines:	17	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,185	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	thoughtful-nickel7	Borrower's state:	Oklahoma	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Third request, please consider.
Purpose of loan:
This loan will be used to help pay for a new (new to me) car.? It has been determined that my car is on its last legs so I am looking for another. It's been a great car and has gotten great gas mileage but 3 major repairs in 6 months is just a bit much and my kids have to origami themselves in order to fit in the back seat anyway.? I have found a great deal and almost have enough to pay cash but am lacking just a bit. Some of the loan would be used to pay the remainder of the balance.? I also have a loan I have been paying on to my parents. They are going through a hard time with my brother right now and financing his divorce so even though they would never ask for the remainder in a lump sum, I feel it would help them if I could pay them the balance.?

My financial situation:
I am a good candidate for this loan because I have a great paying job, I am responsible and have only hit a bad spell with my credit due to a divorce which is now being cleared from my credit.??

Monthly net income: $ 9500

Monthly expenses: $
??Housing: $ 1650
??Insurance: $ 300
??Car expenses: $ 350
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 350
??Credit cards and other loans: $ 400
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$949.96

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	12 / 10	Length of status:	2y 1m
Credit score:	720-739 (Feb-2010)	Total credit lines:	15	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$3,866	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	independent-bid	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car for myself
Purpose of loan:
This loan will be used to buy a car????

My financial situation:
I am a good candidate for this loan because i have 750 credit score with transunion and other credit score companies. I have credit history since 1999. I don't have have any late payment. Main purpose to signup to prosper , I don't have so many credit usage in the past. So, My credit score is very good but there is no so many activity on my credit score. So I want to build credit score with better way.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$457.04

Auction yield range:	11.06% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	22%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	6 / 5	Length of status:	3y 11m
Credit score:	680-699 (Feb-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$38,649	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	goal-gain3	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to?pay?off?2 credit cards and?2 medical bills.?

My financial situation:
I am a good candidate for this loan because I have an excellent proven credit history of making my payments on-time, every time.

Monthly net income: $82,500/YR

Monthly expenses: $
??Housing: $1450.00
??Insurance: $200.00
??Car expenses: $375.00
??Utilities: $60.00
??Phone, cable, internet: $60.00
??Food, entertainment: $800.00
??Clothing, household expenses $0.00?
??Credit cards and other loans: $1000.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.24%	Starting borrower rate/APR:	34.24% / 36.68%	Starting monthly payment:	$112.02

Auction yield range:	17.06% - 33.24%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1992	Debt/Income ratio:	49%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	7 / 8	Length of status:	11y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$12,550	Stated income:	$25,000-$49,999
Amount delinquent:	$16,119	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	18
Screen name:	graceful-hope3	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need to payoff my college tuition
Purpose of loan:
This loan will be used to? I need to payoff my college tuition in order to continue to take college courses I need to pay $2000.00.? I had taken off of college online classes for 3 months because I was going through some cancer treatments and did notify the college that I have breast cancer and if I could resume classes in January 2010..? I thought that would stop the classes until I could resume it.? yesterday I got a bill from them stating that in order to resume any courses through them I would have to payoff what has already accumulated thus far.? I really need to get this paid in full to finish my degree which I have only 1 more year at it.? I know it seems far fetched, but in our time of hardship, having a degree would only help to succeed in our trying times.

Please keep in mind that my credit report shows two delinquencies, one is for our mortgage which we were behind on our monthly payments,but have long since paid it current and had our mortgage modified to a more manageable monthly? payment.?
The second delinquency is a credit card bill that I have been paying on which never seems to go down with all the over limit charges per month.? I want to pay this off of $500.00.
My financial situation:
I am a good candidate for this loan because? I can finally pay back the loan with low monthly payment that I can afford.

Monthly net income: $ (me) 2100.00? (spouse) 3600.00

Monthly expenses: $
??Housing: $ 3000.00
??Insurance: $ 232.00
??Car expenses: $ 435.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 134.32
??Food, entertainment: $ 220.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	3 / 3	Length of status:	3y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	18	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$286	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	Jackie1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	540-559 (Dec-2007) 540-559 (Nov-2007) 500-519 (May-2006)
Principal balance:	$1,812.65	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Loan Request Prosper

Hello Prosper Lender,

The purpose of this loan is to pay off my debts, I am current borrower with great credit history with prosper. Please review my loan history.

Below is the summary of monthly expenses. Again this is to pay off personal loan and current loan balance.

Monthly net income: $ 3,700.00

Monthly expenses: $?1520
Housing: $ 830.00
Insurance: $ 90.00
Car Payment: $ 0
Utilities:? Phone, cable, internet: $ 100
Food, entertainment: $ 200
Clothing, household expenses $ 100
Gas: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-10):	4	Current / open credit lines:	21 / 21	Length of status:	21y 8m
Credit score:	640-659 (Jan-2010)	Total credit lines:	28	Occupation:	Clergy
Now delinquent:	0	Revolving credit balance:	$114,190	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	E-Mobile	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SAY BYE BYE TO HIGH % DEBT
Purpose of loan:
This loan will be used to consolidate some high interest debt

I am a good candidate for this loan because I've been employed with the same employer since 1988.
I have a monthly net cash flow over $14,000.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-10):	5	Current / open credit lines:	4 / 3	Length of status:	0y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	15	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$8,384
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	leverage-genetics5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff credit card plus unsec. loan
Purpose of loan:
This loan will be used to consolidate unsecured loan along with credit card
My financial situation:
I have a?good payment history, never defaulted on a loan ever

Monthly net income: $ 1800 (unemployment insurance)

Monthly expenses: $ 698 (rent)
??Housing: $
??Insurance: $ 125
??Car expenses: $ 182
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445749
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	27%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	13 / 12	Length of status:	31y 5m
Credit score:	640-659 (Jan-2010)	Total credit lines:	39	Occupation:	Teacher
Now delinquent:	1	Revolving credit balance:	$22,471	Stated income:	$50,000-$74,999
Amount delinquent:	$500	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	pacopalmer	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 82% )	640-659 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	2 ( 18% )	620-639 (Feb-2008) 760-779 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
visit daughter in Army & education
Purpose of loan:
I would appreciate help for us to visit our daughter just graduated from Army basic at Ft. Jackson, and some towards another daughter's college and my masters (teacher's have to pay their own). Prosper was a big help when our oldest went to college.
?? Thank you so much for considering us.
My financial situation:
I am a good candidate for this loan because I am an experienced teacher in good standing and I work an extra job at Sylvan Learning Center. My husband is a teacher and coach and we are very dependable.

Monthly net income: $4,000

Monthly expenses: $
??Housing: $1,000
??Insurance: $250?
??Car expenses: $?50
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1990	Debt/Income ratio:	44%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	12 / 9	Length of status:	2y 0m
Credit score:	720-739 (Feb-2010)	Total credit lines:	25	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$35,217	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	snakehandler	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovators Find a Diamond in Rough
Purpose of loan: To remodel a Lake House
This loan will be used to make a down payment on a property that is in need of cosmetic renovation, and then market to a happy buyer, thus earning a profit.

My financial situation: I am and have been current on all my obligations for over 10 years, and I have a steady and secure income as a full-time manager and part-time home renovator.
I am a good candidate for this loan because I know how to run a profitable business, and my associate knows how to perform quality renovations. Once the property is purchased, this loan will be repaid with money secured through an equity line. I see extra money for the taking, and with your assets can prime the pump to seal the deal.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$384.40

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	5	Current / open credit lines:	11 / 10	Length of status:	7y 8m
Credit score:	800-819 (Feb-2010)	Total credit lines:	28	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$6,798	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	balance-beeper	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Equipment Purchase
Purpose of loan:
This loan will pay off high interest rate on past equipment purchase last year of a new Ice Cream Machine.

My financial situation:
I am a good candidate for this loan because I have good credit and never pay late on anything. I take pride in my good credit score and want to keep it that way.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$553.64

Auction yield range:	8.06% - 18.50%	Estimated loss impact:	6.63%
Lender servicing fee:	1.00%	Estimated return:	11.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	7 / 7	Length of status:	4y 10m
Credit score:	820-839 (Feb-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,913	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	euro-cheetah	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	7 / 6	Length of status:	7y 0m
Credit score:	700-719 (Feb-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$64,190	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kolwazi	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Established Growing Business
Purpose of loan:
This loan will be used to help expand my commercial janitorial business that has been operating profitably since 2003.? This business loan will.allow us to have cash flow for advertising, equipment like floor burners and supplies and other business expenses.? We have been consistently growing despite the economy and need the additional equipment to handle the new jobs and workload.? This will allow us to perform more jobs but also replace outdated equipment.

My financial situation:
I am a good candidate for this loan because I have successfully managed and operated this business for 7+ years without any defaults.? All payments for business and personal matters have been paid on time.? I am responsible and over qualified when it comes to budgeting and only using what we need.? Since 2001 our family has always followed a strict budget for personal and business matters.? When accessing my credit report all payments have been on time without any delinquencies or issues.

Monthly net income: $10K - 12K

Monthly expenses: $
??Housing: $ 4000 - I own a home
??Insurance: $ 640
??Car expenses: $Paid in full all cars
??Utilities: $ 500
??Phone, cable, internet: $ 165
??Food, entertainment: $ 400
??Clothing, household expenses $300
??Credit cards and other loans: $900

??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$301.94

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	29%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	15 / 13	Length of status:	20y 4m
Credit score:	680-699 (Jan-2010)	Total credit lines:	28	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$17,438	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sweet-moola0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Enough with the headaches!
This loan will be used to consolidate my debt,so that i can manage all the important things in life such as my children's education and well being.
My financial situation is fairly good.I have been with this state agency for over 20 years and i am fully vested.
I am a good candidate for this loan because over the years,i have shown that i am a responsible individual and my intent is to pay back what i owe.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1973	Debt/Income ratio:	529%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	11 / 9	Length of status:	0y 2m
Credit score:	680-699 (Feb-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,735	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	aspen6	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Soldier in need of help
Purpose of loan:
This loan will be used to pay off debt

My financial situation:
I am a good candidate for this loan because of my good credit history and ive never missed a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$249.48

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	5 / 5	Length of status:	2y 6m
Credit score:	720-739 (Jan-2010)	Total credit lines:	6	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$1,430	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dinero-tamer	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Wedding Expenses
Purpose of loan:
This loan will be used to pay wedding expenses for my upcoming ceremony in May 2010. The remaining expenses include catering, special event insurance, and additional reception items. I sincerely ask that you help fund this loan for my fiance' and myself.

My financial situation:
I am a good candidate for this loan because I have a stable income as a teacher. In addition, I have a great repayment history. I have not had a late payment on any of my loans (students and auto). My finace' will also help with the repayment of this loan, if it should be fully funded.

Monthly income (after taxes): $1,917

Monthly expenses:
Rent-$688.75 (split w/ fiance')
Student Loan-$126
Auto Loan-$320.20
Utilities-$70 (average)
Car Insurance-$97.67

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$263.86

Auction yield range:	4.06% - 19.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	16 / 15	Length of status:	13y 7m
Credit score:	700-719 (Jan-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$42,962	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mircea	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2008)
Principal balance:	$8,559.24	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Install Woodfloors
Purpose of loan:
This loan will be used to Install Wood floors in our home. (Carpet Out wood floors in). We are doing most of the work ourselves (and in 80% of our house), that is why this will be enough.

My financial situation:
I am a good candidate for this loan because I can pay the monthly payment, I have been employed with same company for the last 11 years, and I have the income to support it.

Monthly net income: $ 10,500 in the household

Monthly expenses: $
??Housing: $?2830
??Insurance: $?180
??Car expenses: $ 660
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, going out (family of 4): $ 1800
??Clothing, household expenses $ 500
??Credit cards and other loans: $?1800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	2	Current / open credit lines:	10 / 11	Length of status:	13y 11m
Credit score:	660-679 (Feb-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	2	Revolving credit balance:	$18,839	Stated income:	$100,000+
Amount delinquent:	$4,648	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	bjl103	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-719 (Jun-2008) 680-699 (May-2008) 680-699 (Mar-2008)
Principal balance:	$2,720.52	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Living Expenses
Purpose of loan:
This loan will be used to?help with living and farm expenses?
My financial situation:
I am a good candidate for this loan because?We work hard to pay our bills.? We work? hard to make?our farm what it needs to be.? Farming and family are important to us.??? We receive our farm checks when in operation 5 times per year so we have estimated our monthly income.? Also my wife has worked in public eduation for 20 years.? My wife is a publis school teacher.? She receives her check monthly.? Please realize that even though the monthly income looks like a good income we have to use that to run the farm.? It has to be used for all of the farm expenses and personal expenses.? Currently we are facing higher than normal utility bills because of very cold weather and winter storms with another one predicted for tomorrow night.? We need this amount of money to get us through until our next checks arrive at the end of the month.
Monthly net income: $ approximately $8,500.00 per month?.

Monthly expenses: $
??Housing: $ 1019.24
??Insurance: $ 300.00
??Car expenses: $ 390.00
??Utilities: $?200.00
??Phone, cable, internet: $?75.00
??Food, entertainment: $?50.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?700.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	38%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	22 / 19	Length of status:	6y 5m
Credit score:	700-719 (Feb-2010)	Total credit lines:	54	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$59,844	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	worldly-euro8	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation at a good rate
Purpose of loan:
This loan will be used to consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time and have never had a problem in repaying and have never been late on any payment.

Monthly net income: $ 6242.00 (with spouse's income)

Monthly expenses: $
??Housing: $ 1805
??Insurance: $ 50
??Car expenses: $100?
??Utilities: $ 150
??Phone, cable, internet: $ 80
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 2500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2008	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	0 / 0	Length of status:	0y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	3	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	market-whomper	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to? Pay off my school bills, as well as other bills

My financial situation:
I am a good candidate for this loan because?I am responsible and am able to pay off the loan within a couple of weeks. I need to pay off bills for school and I want to get back to school so with this loan it will put me that much closer to going back to school. Please help!

Monthly net income: $2000

Monthly expenses:
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	32.78%	Starting borrower rate/APR:	33.78% / 36.21%	Starting monthly payment:	$378.66

Auction yield range:	14.06% - 32.78%	Estimated loss impact:	16.21%
Lender servicing fee:	1.00%	Estimated return:	16.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	30%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	17 / 14	Length of status:	21y 5m
Credit score:	620-639 (Jan-2010)	Total credit lines:	40	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$39,262	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Kanamits4Hire	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	620-639 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	1 ( 4% )	680-699 (Dec-2007) 660-679 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Need help with high int cards, etc.
Purpose of loan:
This loan will be used to pay off high interest credit cards and other bills

My financial situation:
I am a good candidate for this loan because I have been working for the Fed Govt over?20 years?and I paid off previous loan successfully with only 1 failed payment due to being out of town??

Monthly net income: $4265?? As a Prosper lender I also receive about $200 (est) per month in principal + interest

Monthly expenses: $
??Housing: $1000
??Insurance: health insurance already deducted from monthly net income above?- life insurance $145?
??Car expenses: $572 + $100 gas (est)
??Utilities: $400
??Phone, cable, internet: $190?
??Food, entertainment: $150
??Clothing, household expenses $150
??Credit cards and other loans: $1250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$207.91

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1984	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	16 / 12	Length of status:	32y 0m
Credit score:	700-719 (Feb-2010)	Total credit lines:	32	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$16,125	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	thrilling-affluence9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off two credit cards
Purpose of loan:
This loan will be used to?
Pay off two high interest credit cards
My financial situation:
I am a good candidate for this loan because? I have a good income,I pay my bills on time, I've closed other accounts and I'm paying them off at lower interest rates, my job is secure, I'm in excellent health and plan to continue working.
Monthly net income: $4312.19 plus $861 Social Security?

Monthly expenses: $?3400????
??Housing: $ 996.96
??Insurance: $ 258.07
??Car expenses: $80.00
??Utilities: $100
??Phone, cable, internet: $ 100
??Food, entertainment: $300
??Clothing, household expenses $?25??Credit cards and other loans: $ 1360
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$180.91

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	29%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	14 / 14	Length of status:	10y 0m
Credit score:	680-699 (Feb-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$13,504	Stated income:	$25,000-$49,999
Amount delinquent:	$914	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	_angel35_	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	40 ( 100% )	680-699 (Latest)
Principal borrowed:	$14,999.00	< mo. late:	0 ( 0% )	640-659 (Oct-2007) 620-639 (Aug-2006) 540-559 (Aug-2006)
Principal balance:	$3,305.40	1+ mo. late:	0 ( 0% )
Total payments billed:	40
Description
Making my Daughters dream come true
My daughter is getting married 7/10!
My goal is to help make it the wedding of her dreams.?
Please help me make it come true!

Monthly net household income: $ 7000

Monthly expenses: $ <4000
??Housing: $?1800
??Insurance: $ 256 (house/life/auto)
??Car expenses: $100 ?van is paid off so just gas & maintenance
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700 <<== includes my current Prosper loan payment of $356 that would be paid in full when this listing is funded

$700 is the required amount due for credit cards and loans each month, however my report reflects that I ALWAYS pay more on the credit cards than the minimum due.

I have 100% on time payments for over 2 years now, and I thank the Proser Community for their faith in funding my first loan, which I paid off as promised in my listing when my?2nd loan funded.

Please note there is a listing on my credit file for $918 that is currently under dispute/investigation because the debt actually belongs to one of my sons, not me,?for a late return on a leased vehicle. He was late in returning it due to losing his job of many years with a Dodge dealership.?The dealership was one of the many that?lost their franchise when Chrysler filed bankruptcy..

If you have any questions please ask and I will promptly reply!

This loan funding will allow me to pay off that 2nd loan and will assist in providing the wedding my daughter deserves without my having to dip into my IRA.

Thanks for taking the time to view this listing & have a Blessed day! ?:o)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	8 / 8	Length of status:	0y 6m
Credit score:	660-679 (Feb-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,099	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	friendly-euro9	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Dell-% rate is ridiculous
Purpose of loan:
I got sucked into the Dell credit system and got slammed?with 30% interest after the?promo, without?a lower percentage rate paying this debt off will take forever.?

My financial situation:
I am a good candidate for this loan because the monies that I am currently paying on my Dell account will simply be getting transitioned over to this.? I'm already paying for this purpose and have successfully on time for years.

Monthly net income: $ 2040

Monthly expenses: $?
??Housing: $ 585
??Insurance: $ 50
??Car expenses/gas: $ 90
??Utilities: $ 100
??Phone, cable, internet: $70
??Food, entertainment: $ 250?
??Credit cards and?student loans: $522
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	9%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	3 / 3	Length of status:	2y 0m
Credit score:	680-699 (Feb-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$254	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	immaculate-social	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing furnace
Purpose of loan:
This loan will be used to repair my furnace and some other repairs about the home.

My financial situation:
I am a good candidate for this loan because I have both the ability and the willingness to pay the loan on time and according the terms. I'm also very stable as we have been in our home for over 10 years and I have been at my employer for two year with over fifteen years in the same industry. Also there is addition a household income $2600 monthly.

Monthly net income: $2400

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$212.76

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	25%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	10 / 7	Length of status:	9y 6m
Credit score:	700-719 (Jan-2010)	Total credit lines:	18	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$58,166	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	walkinghadley	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment in character!
Purpose of loan:
Paying off a debt that was interest free for the past year.?
My financial situation:
is very good.? Outside of my first and second mortgage I have few debts and both of my cars are paid for.? The credit rating given to me is misleading.? The bible says the debtor is a slave to the borrower and I plan to reduce my debts further.?

Monthly net income: $ 4500
Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 120
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	11.06% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	8 / 6	Length of status:	5y 9m
Credit score:	700-719 (Jan-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$20,867	Stated income:	$25,000-$49,999
Amount delinquent:	$80	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	zjm411	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrading Photo Equipment
This is a Re-Listing of a Previous Loan Request - Since that time I have booked a confirmed wedding on April 17 of which I will net $850, or 42.5% of the loan amount. However, to successfully meet the needs of this wedding I need to upgrade my existing camera gear with a new lens and lighting equipment. Please note that I have raised the interest rate from my previous loan as well. Thanks!

Purpose of loan:
This loan will be used upgrade my existing photo equipment to service future weddings that are already booked. I am a former wedding photographer and was picked up this week as the exclusive local photographer for a well-established wedding business in Carmel, CA. I need to replace a lens, possibly buy more lighting equipment and/or upgrade my camera body. You can view my work at www.luminessencephoto.com. Please do not email me regarding questions on the loan; use the Prosper forum for that! Thanks!

At this time I am anticipating 30 weddings during this calendar year at an average net of $1,000 each for a total of $30,000 net income from weddings alone. This does not include any other portraiture, commercial, or real estate sales that I generate. Thus, the principle of the loan can easily be paid off the first year. Also, cash flow will not be an issue because I have a regular job as a tutor. I make $25 an hour, work 15 hours a week at the moment, and I am picking up students from a departing tutor to push my hours north of 25. As this is extra income for my wife and I, not income needed for living expenses, a payment of several hundred dollars a month will not be a financial burden.

My financial situation:
I am a good candidate for this loan because I have other employment besides this, the weddings are already confirmed bookings and will more than pay for the loan, and my wife is employed full-time in the military. Her income has not been listed.

Monthly net income: $ 3,000

Monthly expenses: $750
??Housing: $0 (Covered by the military)
??Insurance: $100
??Car expenses: $200
??Utilities: $0 (Covered by the military)
??Phone, cable, internet: $0 (Covered by the military)
??Food, entertainment: $0 (Covered by my wife's income)
??Clothing, household expenses $0
??Credit cards and other loans: $200
??Advertising expenses: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-10):	1	Current / open credit lines:	6 / 4	Length of status:	8y 0m
Credit score:	660-679 (Jan-2010)	Total credit lines:	27	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$53,975	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Saltairhhi	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Baby Coming, Starting 2nd Biz
Purpose of loan:
We've got our second child coming this month and would like to borrow $7000 to help with a few months expenses through the transition and as I am starting a second business online which just reached the 150 page mark and is looking very promising.

I have always been very responsible with my finances and the responsibilities that go with it. This baby was a bit of a surprise but we are excited and look forward to the big day and the future of my current business in the field of home renovation/improvements as well as my new venture which you can check out at www.offer-rocket.com
I am a good candidate for this loan because with a business background in the construction field I have to use credit accounts quite often and am in the habit of getting the bills paid in a systematic manner. Fear not your investment will be in good hands and you will probably get it back sooner than contracted.

My monthly income is anywhere from $5000-$7000

Monthly expenses
??Housing: $750
??Insurance: $100
??Car expenses: $
??Utilities: $200
??Phone, cable, internet: $30
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $1250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	41%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	8 / 8	Length of status:	5y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	27	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$2,558	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	Indiana32	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	640-659 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	660-679 (Mar-2008) 680-699 (May-2007)
Principal balance:	$1,109.75	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
3rd loan with Prosper, please help!
Purpose of loan:
This loan will be used to?
Pay off eight other loans so I can make one monthly payment.

My financial situation:
I am a good candidate for this loan because?
This would be my third loan from Prosper and I have not missed one payment yet and do not plan on missing any payments,

Monthly net income: $ 2100.00

Monthly expenses: $
??Housing: $ 647.46
??Insurance: $ 150.00
??Car expenses: $ 152.00
??Utilities: $ 80.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?150.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $?14,000 (estimated total amount of bills?I need to consolidate)
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$404.33

Auction yield range:	11.06% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	36%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	17 / 10	Length of status:	2y 7m
Credit score:	720-739 (Feb-2010)	Total credit lines:	43	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$3,917	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	attentive-capital4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards.? Currently the interest rates range from 8.99% to 14.99%.? The original balance of these cards was?roughly $19,000 a year and a half ago and has since been paid down to $12,000.?

My financial situation:
I am a good candidate for this loan because for the past two years I have paid all of my bills on time.? I also have a very good job with a very good company (Wintrust - WTFC).? I have been there nearly two and a half years and have been promoted twice.? At most it will take me two years to pay off this loan.? But the more likely scenario is 12 to 18 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 12.95%	Starting monthly payment:	$31.99

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	13 / 12	Length of status:	0y 11m
Credit score:	700-719 (Jan-2010)	Total credit lines:	44	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$23,786	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	10
Screen name:	integrity-platoon	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help for Unexpected Expenses

This loan will be used to cover bills, after some unexpected expenses (car repairs/ house repairs). We?re college educated, employed and homeowners. We've had a rough time with prior unemployment, house & car expenses and uncovered health expenses. Our credit profile looks worse than it is. The majority of our history is continuous, prompt bill payment with one period in time (unemployment) where we had a number of bills get behind and also charged up credit cards. But we paid off all past dues once we were able! Right now, both my wife & I have stable employment. We have 2 kids. I give back to my community by volunteering as a firefighter. We're reliable people, looking to build our credit back up.
Monthly net income: $ 10,166 (before taxes- combined household)

Monthly expenses: $
Housing: $ 2737
Insurance: $ 250
Car expenses: $ 275
Utilities: $ 500
Phone, cable, internet: $ 350
Food, entertainment: $ 600
Clothing, household expenses $ 300
Credit cards and other loans: $ 1000
Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$361.83

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	124%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	23 / 21	Length of status:	4y 5m
Credit score:	700-719 (Feb-2010)	Total credit lines:	39	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$80,447	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brightest-pound-zoo	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I have a stable job and have NEVER missed any payments or have been late with payments with any debt I've incurred.?

Monthly net income: $ 6242.00 (including spouse's income)

Monthly expenses: $
??Housing: $ 1805.00????
??Insurance: $ 50.00
??Car expenses: $?100.00
??Utilities: $ 150.00
??Phone, cable, internet: $80.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $50
??Credit cards and other loans: $ 2500
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1968	Debt/Income ratio:	14%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Retired
Enhanced (1-10):	4	Current / open credit lines:	12 / 9	Length of status:	2y 7m
Credit score:	700-719 (Jan-2010)	Total credit lines:	54	Stated income:	$50,000-$74,999
Now delinquent:	1	Revolving credit balance:	$13,455
Amount delinquent:	$5,930	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	goldyoldy	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay household/maintance
Purpose of loan:
This loan will be used to? pay a yearly water treatment fee imposed by City Of Redmond and King County, since I live in a rural active adult rtetirement community.. Will also use to pay a repair or replacement of my clothes washer and, special first time maintance ($395 + tax) on my 2006 Acura TSX which has 47,000 miles and is just out of warranty. I will also use $950.00 to pay off a med/dental bill and also use approx. $1900.00 to pay off a credit card balance.

My financial situation:
I am a good candidate for this loan because? I am on a fixed income. I try to budget when possible and believe I can pay off the loan in 12 -18 months depending on.the interest rate.? I know my credit is not great right now, but I did incurr outstanding debt on my credit cards which I used to bury my sister who died in May 2009.? She had a life insurance policy which has been lost or stolen (attorney researching this). I had to use my savings and credit cards for funeral expenses.

My credit report shows a delinquncy which? was due to my mortgage company negotiating an adjustment of my mortgage amount through the home loan modification program.? My mortgage company asked that I? NOT send any payment till all adjustments were made.? Apparently one dept of Wells Fargo (mortgage Co) was not aware that the delinquent was posted to my credit report., and I just recently learned of it when I purchased my credit report.? Currently the mortgage co is?correcting the info, but said it would take 30-40 days for the correction to show on my credit report.?

Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.06%	Starting borrower rate/APR:	9.06% / 11.15%	Starting monthly payment:	$795.69

Auction yield range:	8.06% - 8.06%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	0.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	35%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	12 / 10	Length of status:	8y 2m
Credit score:	780-799 (Feb-2010)	Total credit lines:	58	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$37,415	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bluebird469	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Card
Purpose of loan:
This loan will be used to pay off a high interest credit card?

My financial situation:
I am a good candidate for this loan because I have a strong financial history and stable career. This credit card was simply used several years ago and I have been transfering funds back and forth among another card, to capitalize on the low interest. I am anxious to establish a realistic payment plan and eliminate the debt, thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	13 / 12	Length of status:	6y 1m
Credit score:	720-739 (Feb-2010)	Total credit lines:	29	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$29,235	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	green-dinero-sherpa	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for my Masters degree
Purpose of loan:
This loan will be used to pay off credit card debt so that I can go back to school and get my MBA

My financial situation:
I am a good candidate for this loan because any debt I have accrued has been paid towards in a regular and timely manner
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2005	Debt/Income ratio:	620%
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	8 / 7	Length of status:	0y 1m
Credit score:	640-659 (Jan-2010)	Total credit lines:	14	Occupation:	Student - Community...
Now delinquent:	0	Revolving credit balance:	$6,065	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	asset-phoenix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Education
Purpose of loan:
This loan will be used to my education.I need this loan to continue in my education.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $ 200
??Insurance: $?50
??Car expenses: $ 40
??Utilities: $ 20
??Phone, cable, internet: $ 20
??Food, entertainment: $ 20
??Clothing, household expenses $?20
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	12 / 9	Length of status:	0y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	17	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$5,350	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	auction-paladin6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying bills in between two jobs
Purpose of loan:
This loan will be used to consolidate my credit card debt in to one bill.? Where I'm having trouble right now is the organizational part.? I have all these minimums to worry about.? I just want one.? Hopefully with a little better rate.

My financial situation:
I am a good candidate for this loan because my business is doing good.? I'm working six days a week and I'm booked two months out.

Monthly net income: $ 4,500

Monthly expenses: $
??Housing: $ 1200
??Insurance: $?50
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $?200
??Clothing, household expenses $
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,680.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$211.70

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2009	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	1 / 1	Length of status:	1y 9m
Credit score:	720-739 (Feb-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	commerce-boomer	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 35% credit cards
Purpose of loan:
This loan will be used to pay off high interest retail credit cards. I have 3 accounts at Banana Republic, Kohls, Fingerhut that are absolutely killing me at around 29%

My financial situation:
I am a good candidate for this loan because I have a job and I am currently paying off my current balances on time. I have never missed a payment they are just retail accounts with stupid high balances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1998	Debt/Income ratio:	20%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	6 / 4	Length of status:	1y 4m
Credit score:	720-739 (Feb-2010)	Total credit lines:	16	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$1,198	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-trade-halibut	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
I plane to pay off my credit card loans and a personal loan that have.

My financial situation:

My financial situation is good. I have a good job that pays well, and I have good credit. I pay all of my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$716.10

Auction yield range:	11.06% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1973	Debt/Income ratio:	54%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	19 / 18	Length of status:	1y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$100,497	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	velocity-trooper	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Had to Fix a House Full of Mold
Purpose of loan:
This loan will be used to pay off credit card debt.?
My financial situation:
I am a good candidate for this loan because I have a good salary, a stable?work history (I actually work 2 full time jobs) ?and am never late paying my bills.?My credit card debt is high because when I purchased my home it turned out to?be?infested with mold and I had to gut it and?rebuild?the whole interior.??The?unexpected costs?had to be put on credit cards.?I pay?them on time every month, but they never go away and the interest rates?have gone higher and higher.??I?am very motivated to pay off all of my credit card?debt and live debt free!?

Monthly net income: $ 10000????

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $2000
??Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$75.43

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	10 / 10	Length of status:	1y 3m
Credit score:	680-699 (Feb-2010)	Total credit lines:	33	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$19,145	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	robust-power0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to??
get a start at paying off?high interest credit cards.?
Financial situation:
I am a good candidate for this loan because?
I am a hard worker and dedicated to my family.? I know $2k will not get me out of my situation but its a start.??At the very least I would like to build some credibility on here so I can apply for larger amounts.? My credit score was 694 on 2/4/10 & I expect it to break 700 by the end of this month.
Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 723
??Insurance: $?150
??Car expenses: $?316
??Utilities: $ 250
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445879
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 8.06%	Starting monthly payment:	$60.84

Auction yield range:	4.06% - 5.00%	Estimated loss impact:	2.10%
Lender servicing fee:	1.00%	Estimated return:	2.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1982	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-10):	4	Current / open credit lines:	14 / 9	Length of status:	4y 9m
Credit score:	780-799 (Feb-2010)	Total credit lines:	39	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$1,704
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	first-direct-social	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping daughter with her education
Purpose of loan:
This loan will be used to? Help my sweet daughter with her education. She is in her first semester of college.

My financial situation:
I am a good candidate for this loan because? I have a good credit score, I own a home that is being rented, I have a husband that works outside the home for extra income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$324.55

Auction yield range:	4.06% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1987	Debt/Income ratio:	43%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	12 / 12	Length of status:	12y 6m
Credit score:	740-759 (Feb-2010)	Total credit lines:	37	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$43,749	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	52%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	compassionate-funds8	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of Credit Cards!
Purpose of loan:
This loan will be used to pay off credit cards?that are hard to get out from under!? The interest rates are killing me and I want to be rid of this albatross! ?

My financial situation:
I am a good candidate for this loan because I have a good income, and I have a new goal in life, which is to eventually be debt-free, starting with?the credit cards.??My intent is to be rid of credit cards completely.? I'm also a good candidate because I'm not over-burdened with living expenses.? My husband is taking care of most of that.? He wants me to focus on getting out of debt right now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	6.06%	Starting borrower rate/APR:	7.06% / 9.13%	Starting monthly payment:	$200.88

Auction yield range:	6.06% - 6.06%	Estimated loss impact:	5.08%
Lender servicing fee:	1.00%	Estimated return:	0.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	31%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	17 / 15	Length of status:	7y 0m
Credit score:	720-739 (Feb-2010)	Total credit lines:	43	Occupation:	Civil Service
Now delinquent:	0	Revolving credit balance:	$42,514	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	happy-capital	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvment-Debt Consolidation
Purpose of loan:
Home Improvement and Credit Card Consolidation

My financial situation:
Always perfect on all debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	67%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	6 / 5	Length of status:	12y 2m
Credit score:	640-659 (Feb-2010)	Total credit lines:	14	Occupation:	Retail Management
Now delinquent:	1	Revolving credit balance:	$2,770	Stated income:	$25,000-$49,999
Amount delinquent:	$162	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	camaraderi-bliss	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase a business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.67%	Starting borrower rate/APR:	32.67% / 35.09%	Starting monthly payment:	$351.42

Auction yield range:	14.06% - 31.67%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1984	Debt/Income ratio:	33%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 7	Length of status:	6y 11m
Credit score:	680-699 (Feb-2010)	Total credit lines:	19	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$13,548	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	benefit-delight1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate all debt to become debt free with in the next 4 years

My financial situation:
I am a good candidate for this loan because my job is secure?

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $ 642.00
??Insurance: $ 90.00
??Car expenses: $ 500.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 89.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 120.00
??Credit cards and other loans: $ 650.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1992	Debt/Income ratio:	33%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	9 / 7	Length of status:	1y 11m
Credit score:	640-659 (Jan-2010)	Total credit lines:	26	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$3,736	Stated income:	$50,000-$74,999
Amount delinquent:	$1,874	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	412inc	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Oct-2008) 640-659 (Aug-2008) 620-639 (Apr-2008) 620-639 (Mar-2007)
Principal balance:	$3,517.43	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Stocking Up On Inventory
Purpose of loan:Upgrade Inventory

My financial situation:
I am a good candidate for this loan because We have been in business for over 8 years. We are gearing up to do another booth at the Stagecoach Festival, an event we did $14k with only 5 designs, this year it will be a 2 day event. I estimate we will do over $14-16kfor the weekend. We also have a Prosper loan that will be repaid with this to consolidate and will use the rest for inventory. I know that the interest rate is very high on this loan but we have not missed a payment with Prosper. If you have any questions please feel free to ask.

Monthly net income:
$ 4116
Monthly expenses: $???
Housing: $?3400??I
insurance: $?200??
Car expenses: $?435??
Utilities: $ 400??
Phone, cable, internet: $ 100??
Food, entertainment: $ 250??
Credit cards and other loans: $ 500??
Other expenses: $ 700
Total $5985
My wife also works and makes about $3500 per month.With my wife and my incomes we have approx $1631 to pay back this loan per month.I have adjusted these totals for this loan, I wanted a more precise explanation. If there are any questions please feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.06% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	38%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	12 / 12	Length of status:	4y 0m
Credit score:	660-679 (Feb-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,068	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	aethertide	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2008)
Principal balance:	$1,623.07	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off my credit cards
Purpose of loan:

This loan will be used to pay off credit card debt due to auto repairs.

My financial situation:

I am a good candidate for this loan because I am a responsible person with a secure job and in a fairly sound financial position. I intend to pay off this loan using the money I would be normally paying towards the credit card debt I am paying off with this loan.

Monthly net income: $2500

Monthly expenses: $

Housing: $271

Insurance: $40

Car expenses: $80

Utilities: $75

Phone, cable, internet: $130

Food, entertainment: $400

Clothing, household expenses $50

Credit cards and other loans: $500

Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.41%	Starting borrower rate/APR:	9.41% / 11.51%	Starting monthly payment:	$159.95

Auction yield range:	4.06% - 8.41%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1988	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	15 / 14	Length of status:	12y 5m
Credit score:	720-739 (Feb-2010)	Total credit lines:	58	Occupation:	Police Officer/Corr...
Now delinquent:	1	Revolving credit balance:	$53,864	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blue-shiny-gain	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Personal Situation
This loan is necessary to secure a residence for a rent to own real estate transaction. The loan will be repaid in full within 6 months. We plan to rent a larger home with the option to buy for our growing family.

My financial situation is strong yet I do have a lot of credit outstanding. I have not been late on a loan payment in over seven years. We presently own our home in VA and have a solid tenant.

I am a good candidate for this loan because I have a solid job with the federal government. We also have a four acre parcel of land for sale that when sold will allow us to purchase our rental property and pay off all outstanding debt.

Thank you for any consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$431.79

Auction yield range:	6.06% - 11.00%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1995	Debt/Income ratio:	26%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	12 / 11	Length of status:	3y 6m
Credit score:	720-739 (Feb-2010)	Total credit lines:	30	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$17,081	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	8
Screen name:	tranquil-loyalty	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off My credi Cards- FREEDOM
Purpose of loan:
This loan will be used to?
help me consolidate my outstanding into 1 lump sum
My financial situation:
I am a good candidate for this loan because??? I am a turstworth hardowker who would love freedom by consolidating my debts to a much lower interst rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	18%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	5 / 4	Length of status:	4y 4m
Credit score:	640-659 (Feb-2010)	Total credit lines:	26	Occupation:	Nurse (LPN)
Now delinquent:	1	Revolving credit balance:	$1,842	Stated income:	$25,000-$49,999
Amount delinquent:	$1,198	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	29
Screen name:	money-celebration	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting a bit out of a hole!
Purpose of loan:
This loan will be used to? pay off some money that i owe to a bill to get me a little ahead at the moment..

My financial situation:
I am a good candidate for this loan because?I am a very hard working, trustworthy girl..Due to a break-up with my ex-fiance, moving out on my own was hard on me finacially and he stuck me with alot of bills and that's what hurt my credit and i am trying to rebuild it by paying things off..

Monthly net income: $ 2400????????

Monthly expenses: $
??Housing: $ 925
??Insurance: $ 106
??Car expenses: $ 343
??Utilities: $ 50
??Phone, cable, internet: $ 107
??Food, entertainment: $?50
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$113.73

Auction yield range:	11.06% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	32%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	9 / 8	Length of status:	9y 11m
Credit score:	660-679 (Feb-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,988	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-reasonable-return	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ireland
Purpose of loan:
This loan will be used to..... travel to Ireland for 17 days in March.? For the past 15 or so years my cousin and I have talked about going to Ireland.? We have often attended the worlds largest Irish festival in Milwaukee, and this is our dream vacation.? In August we booked our flights and reserved time off from our jobs.? During the past couple of months I've encountered some unexpected expenses including hernia surgery.?? My health insurance paid for most of the surgery, however I have a very physical job and I was forced to miss some time from work for recovery ( I am a production supervisor at an Ice Cream production plant).? We are cutting expenses by lodging some of the time in hostels, and generally traveling light.

My financial situation:
???? I am a good candidate for this loan because?I have a spotless history of on time payments.? I am deeply committed to paying off and fulfilling my financial obligations, as well as getting to a point where I am more easily able to absorb the unexpected.? I have a good sized amount of credit card debt that I incurred mostly in the early 2000's.? I have kept current at all times on my payments.? I have also worked hard to develop more disciplined financial habits over the past 2-3 years, and I expect to make solid and consistent gains in decreasing my credit card debt moving forward.?
? ? ? I have worked for my current employer for 10 years, and our company is very stable and is continuing to grow.? Before having surgery in December I had gone 9 1/2 years without using a single sick day, and I will give that same commitment and effort in paying off this loan.? I understand that vacations are a privilege and are not to ever be taken for granted, and that will be reflected in the timely manner in which I pay off this loan.? Thank you.
Monthly net income: $ 3300.?
Monthly expenses: $ 2300
??Housing: $ 400
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900, car loan loan of $215/month will be paid off in 3/2010
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$498.21

Auction yield range:	8.06% - 11.00%	Estimated loss impact:	8.73%
Lender servicing fee:	1.00%	Estimated return:	2.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1999	Debt/Income ratio:	24%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	13 / 11	Length of status:	0y 3m
Credit score:	780-799 (Feb-2010)	Total credit lines:	36	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$17,741	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	intrepid-contract	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
To consolidate two credit cards, totaling approximately $15000 in debt, into one regular payment with a low interest rate.?

My financial situation:
I am a marketing professional that was laid off in November 2008 as the economy crashed.? At that time, marketing positions were impossible to find so I started my own marketing company as a stop gap until I could find a full time job.? I actually did pretty well considering, but in lean months I relied on my credit card to keep my bills paid.? I'm a single parent with a mortgage and I am proud to say that I remained current on all my bills during the last year - but the downside is that I now have about $15000 of debt between two credit cards.? Neither of my credit cards have very high interest rates - one is at 10.21% and the other is at 14.99%, but I'd like to get the debt consolidated into one place and have a set payment/schedule to get rid of it.? In November of 2009, I accepted a full time position in my field that pays very well.? I also still have some clients that I maintain from my business - so getting the debt paid off isn't an issue.? I just would like to have it consolidated into one place, with a low interest rate if possible, and have a plan to get it paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1985	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-10):	5	Current / open credit lines:	6 / 6	Length of status:	3y 4m
Credit score:	640-659 (Feb-2010)	Total credit lines:	28	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$26,162
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-useful-silver	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical bills
Purpose of loan:
This loan will be used to? help cover medical bills following a recent unexpected hospitalization

My financial situation:
I am a good candidate for this loan because? it is a small manageable amount, not too much loan for what I need. ?I'm a disabled veteran with guaranteed VA disability compensation set by the federal government.

Monthly net income: $ 2870

Monthly expenses: $
??Housing: $ 769.00
??Insurance: $ 184
??Car expenses: $ 110
??Utilities: $ 125
??Phone, cable, internet: $ 145
??Food, entertainment: $ 200
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 1176
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 12.85%	Starting monthly payment:	$501.80

Auction yield range:	3.06% - 11.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	53%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	12 / 9	Length of status:	5y 6m
Credit score:	800-819 (Jan-2010)	Total credit lines:	22	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$5,421	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-fuse3	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My pay off my credit cards loan
Purpose of loan:
This loan will be used to? payoff my high interest credit cards

My financial situation:
I am a good candidate for this loan because? I have a very good credit and nice income to debt ratio. I also pay my bills on time and I just want to get a better rate with one low monthly payment. So I can save some money.

Thank you!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$94.29

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1990	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-10):	4	Current / open credit lines:	11 / 11	Length of status:	24y 1m
Credit score:	660-679 (Feb-2010)	Total credit lines:	27	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$11,772
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	marineretired	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	580-599 (Nov-2007) 640-659 (Apr-2007)
Principal balance:	$202.11	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
kitchen
Purpose of loan:
This loan will be used to?kitchen cabinets?

My financial situation:
I am a good candidate for this loan because?
i have a secure monthly income.
Monthly net income: $
4400.00
Monthly expenses: $
??Housing: $?459.78
??Insurance: $ 76.00
??Car expenses: $ 465.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 98.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	3 / 2	Length of status:	0y 8m
Credit score:	700-719 (Feb-2010)	Total credit lines:	3	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$976	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	special-listing616	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase A 2nd Coffee Cart
This loan will be used to buy a coffee cart to expand our small business. Our coffee business is in demand for doing many events, fairs, etc. We cannot do them all with one cart. We would like to buy another one so we can attend these events and get our name out there even more. We will also use this cart for a location that has already been approved by the city that we will serve coffee during the week with. The cart we have now already has a location that we have daily customers during the week. Tasi has worked at Starbucks for 5 years, and Ashley has worked at local coffee carts for 2 years. We are sisters that have a lot of knowledge in the coffee business and have a strong family background of owning businesses. We would like to also purchase all the equipment necessary such as, espresso machine, coffee grinders, coffee maker, ice machine, etc. Please take a look at our website twochickscoffee.com to see more pictures and a video that was taken by our local radio station. Thank you for reading our story!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$172.35

Auction yield range:	3.06% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1991	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	18 / 13	Length of status:	0y 8m
Credit score:	800-819 (Feb-2010)	Total credit lines:	52	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$11,994	Stated income:	$75,000-$99,999
Amount delinquent:	$105	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	unflappable-yield6	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my taxes
Purpose of loan:
This loan will be used to pay my 2009 income taxes.? In June of 2009 I found a great deal on a used automobile I wanted to buy.? At the time I was currently leasing an automobile and the lease expired in October of 2009.? In order to make double car payments I sold one of my investments which had a capital gain as well as a penalty.? I currently owe around $6000 for both my state and federal taxes.

My financial situation:
I am a good candidate for this loan because I have great credit.? I have a secure job, make a good salary, and I am able to earn extra money on the side by consulting.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$132.01

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	14 / 11	Length of status:	9y 10m
Credit score:	660-679 (Jan-2010)	Total credit lines:	25	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,813	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	georgiaman8945	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2008) 660-679 (Mar-2008)
Principal balance:	$2,781.13	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
payoff my higher interest credit ca
Purpose of loan:
Payoff my higher interest credit card.
My financial situation:
I am a good candidate for this loan because?i pay my debt on time.?

Monthly net income: $ 65,000.00/year

Monthly expenses: $
??Housing: $ 1350.00
??Insurance: $ 133.00
??Car expenses: $ 345.00
??Utilities: $?200.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$164.16

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1993	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	10 / 8	Length of status:	3y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	22	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$11,228	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	return-vista	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit card debt incurred from expenses related to leaving my husband. I have been struggling to pay down my current balances, but my debt continues to be revolving after 4 years.? I consistently pay my bills on time and would love to see my payments go toward REDUCING my debt, not just maintaining a balance and paying mostly interest!? I am a hard-working mother of a 10 year-old boy and would like to begin contributing to a college fund for him again as I did when I was living with his father.? I have a vision for this new chapter in our lives that is positive, productive and involves teaching my son about saving money and avoiding debt.? Given this opportunity, I can take a larger step forward instead of inching my way along.

My financial situation:
I am a good candidate for this loan because I am gainfully employed and highly motivated to get out of debt!? My current credit score is directly related to my credit card debt, but once reviewed you can see that I consistently make my payments on time and do my best to pay more than the minimum due.? My performance at work has resulted in an increase in pay within the last year, awarded even during a pay increase freeze at our company.? My employers wanted to reward me for my hard work, as well as insure that I would continue to work for them.? I feel very secure in my position and see only opportunity for advancement in my future.

Monthly net income: 2700

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 40
??Car expenses: $50
??Utilities: $ 60
??Phone, cable, internet: $80
??Food, entertainment: $ 50
??Clothing, household expenses $100
??Credit cards and other loans: $ 650
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$910.51

Auction yield range:	11.06% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	46%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	20 / 18	Length of status:	31y 8m
Credit score:	740-759 (Feb-2010)	Total credit lines:	48	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$117,132	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Mr-HPI	Borrower's state:	Oregon	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	49 ( 100% )	740-759 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	0 ( 0% )	740-759 (Jun-2008) 700-719 (Dec-2007) 720-739 (Nov-2006) 720-739 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Refinance Landscaping Project
I have had two previous loans through Propser and have paid them both timely and completely. One loan was used to help finance the remodel of our rental property in California while the other was used to help finance the landscaping of the yard at our primary residence in Oregon. As is so often the case, the cost of the landscaping project ran way over budget. This could not have come at a more difficult time to secure conventional financing, so we went for the easy "put it on the credit cards" option. Well, recently two of my card companies have informed me that due to my "high debt to credit limit ratio" I am now considered a "high risk" despite the fact that I have always paid them, and all my debts, on time. They have jacked my rate to nearly 30%. This behavior will not be legal soon, but they've stuck me with it while they still could. Prosper's rating system?sets me as a "D", which I believe was partially the cause of this listing getting no bids while listed at a lower interest rate, so I am relisting?with a much higher starting rate to see if?my offer attracts more attention. I certainly hope that those of you who see me as the reliable borrower that I am will bid the rate down to something reasonable. This loan will allow me to pay off the?two credit card accounts?completely, reduce the interest rate significantly, and allow me to pay the debt off completely in 36 months rather than the 10 plus years the credit cards companies would prefer. I have been with the same employer for over 30 years and have an income of nearly $200,000 per year. As with my previous Prosper loans, this loan will be paid timely every month until paid in full. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	19%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	14 / 10	Length of status:	11y 10m
Credit score:	620-639 (Feb-2010)	Total credit lines:	44	Occupation:	Professional
Now delinquent:	4	Revolving credit balance:	$16,058	Stated income:	$75,000-$99,999
Amount delinquent:	$3,125	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	62
Screen name:	CaliLilly	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008) 560-579 (Jun-2007)
Principal balance:	$4,506.64	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Honest & Proven Loan Borrower!!!
Purpose of loan: Hello, we are a family of 5 w/3 children in PA who?would be very?appreciative?to be given?consideration for a 2nd loan.The purpose of this loan would be to help consolidate some of the?small lingering high int credit accts into 1 acct to become debt free once and for all.We have been steadily paying off our credit accts for 2.5 yrs?& plan to be debt free in another 2.5 yrs.It?is a?5 yr plan that we committed to.(Not sure why we are HR rating when we were a C for our?1st loan and have drastically improved financially)I have a FT job as a Sr Civil Engineer Designer?& have been working for the same?Co. for over 11 yrs.In addition I have supplemented my FT job w/a PT job & work a min. of 60-70 hrs/wk.A financial improvement since applying for our?1st loan.My wife continues to work hard at her business.She breeds beautiful show quality Labrador Retrievers and has become well known for the high quality labs that she produces.It has become a family business that we are very proud of.Our puppies are so wanted that we have waiting lists for our?future litters.We've put our heart into this venture and continue to get better!We were given a chance 1.5 yrs ago for our 1st Prosper loan and have shown?our committment and promise by paying our loan every mo. on time.Any Help to finally finish what we started would be greatly appreciated.We are so thankful to?the Prosper lenders that trusted in us & gave us the chance to?improve?1.5 yrs ago?even though our credit didn't look good.

My financial situation:I have worked for the same Civil Engineering Co for over?11 yrs now w/employment stability.I also have a?PT job that allows me to add a significant amt of $/mo.This has greatly improved our financial stability since our?1st loan.My wife works 2?PT jobs and runs her growing business.We would definately be able to pay this loan in exchange for several small leftover high rate debts that we are trying to finish up.These funds would free up several hundred $/mo & save us a lot of interest.The funds would come directly out of our acct on a mo. basis just as they have for our?1st loan.We are honest and hard working!We are looking to Prosper again to help us finally achieve our goal!

Monthly net income:$4576/My?FT?job and $3000+/for PT job(addit $750/mo is what my wife brings in from?PT jobs?and $3000+/mo from new business) We have the funds to pay this loan and would continue to make it our?#1 priority! ($7576+ income/month for me & $3750+ income/month for my wife)
Expenses:
Housing-$2480
Insur-$125.76
Car Exp-$250-gas/$211-car
Util-$170
Pho/Cab/Inter-$90
Food/Ent-$400(my wife uses tons of coupons and is a huge bargain shopper) We limited?our extra spending?so that we could pay off?our?debt sooner!
Clothing/Househd Exp-$50
Cred Cd/loans-$800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 11.52%	Starting monthly payment:	$31.34

Auction yield range:	4.06% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1990	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	5 / 5	Length of status:	5y 3m
Credit score:	760-779 (Feb-2010)	Total credit lines:	19	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	henryvt	Borrower's state:	Vermont	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 98% )	760-779 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 2% )	640-659 (Jan-2008) 680-699 (Feb-2007)
Principal balance:	$71.65	1+ mo. late:	0 ( 0% )
Total payments billed:	42
Description
managing debt
hello, with the funds i'll manage my vacation trip, prefer getting funds from prosper, wanting to support prosper...my creditrating is lower due to divorce and bankcrutpcy...i've a good job and good cashflow...salute to the free market and a free society.? thanks in advance
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	12 / 12	Length of status:	27y 1m
Credit score:	660-679 (Feb-2010)	Total credit lines:	22	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$16,837	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cognizant-market1	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in America!
Purpose of loan:
This loan will be used to? expand my investment portfolio.

My financial situation:
I am a good candidate for this loan because? I have been self-employed for all of my life, and have never claimed bankruptcy.? All bills have been paid, even if late sometimes during tough times.? I have rental property, construction business income, and am also a realtor.?

Monthly net income: $5000

Monthly expenses: $3000-10000, depending on what type of project I am working on during a given month.
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$473.51

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	5 / 5	Length of status:	3y 2m
Credit score:	840-859 (Jan-2010)	Total credit lines:	13	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$20,276	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	supreme-truth	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I want to pay you, not J.P. Morgan!
Purpose of loan:
This loan will be used to pay off my outstanding credit card debt.?I have an excellent credit score and have been a solid customer always paying my monthly bills on time. ?My bank, JP Morgan Chase, has recently raised the APR on my account from 5.25% to 10%. This ?5 percentage point increase happened?for no reason!

I do not want to participate in this system anymore. I see this site as my opportunity to stop contributing to the profits of JP Morgan Chase. I would much rather see individuals like you benefit from my interest payments rather than the banks.??In my youth I racked up?these debts during undergraduate and graduate school and I have foolishly let them linger. My plan is to pay this debt off and be done with credit cards.

My financial situation:
I am a good candidate for this loan because I have an excellent credit history and always pay on time. My source of income is stable and my financial situation allows me to make the payments without a problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1988	Debt/Income ratio:	34%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	14 / 9	Length of status:	3y 3m
Credit score:	680-699 (Feb-2010)	Total credit lines:	35	Occupation:	Skilled Labor
Now delinquent:	2	Revolving credit balance:	$15,222	Stated income:	$75,000-$99,999
Amount delinquent:	$1,616	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	blazing-greenback	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt
Purpose of loan:
This loan will be used to? pay off high interest debt.

My financial situation:
I am a good candidate for this loan because? I have steady employment and have been working to improve my debt status.? This loan will pay down the last of my high rate debt to allow me back on a better track.? I have also closed all of my credit accounts.? I will also have the added income of my wifes salary.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1700
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$274.92

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1992	Debt/Income ratio:	7%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-10):	4	Current / open credit lines:	7 / 2	Length of status:	4y 9m
Credit score:	660-679 (Feb-2010)	Total credit lines:	26	Occupation:	Nurse (RN)
Now delinquent:	2	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$3,653	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	16
Screen name:	payout-parsec	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating bills
Purpose of loan:
This loan will be used to? catch up on mortgage payment and bills. I lost approximately 4,000.00/mo. for the months of October, November,December and January. There were cut backs at one of the hospitals I work at because of decreased census. I have since started a full-time job doing community type nursing so my income is guaranteed and will be 25,000.00 more than I made last year.

My financial situation:
I am a good candidate for this loan because? I have just started a new job that is full-time guaranteed income and it will increase my yearly income by 25,000.oo and my husband's income (72,000.00) will also go to repay this loan. Our combined monthly net income is Approimately 11,000.00/mo.

Monthly net income: 7,000

Monthly expenses: $
??Housing: $ 3400
??Insurance: $ 150
??Car expenses: $ 150
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 11.85%	Starting monthly payment:	$494.64

Auction yield range:	3.06% - 10.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	11 / 10	Length of status:	11y 4m
Credit score:	840-859 (Jan-2010)	Total credit lines:	30	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$137	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Maktmak	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my wife's credit card
Purpose of Loan:
This loan will be used to consolidate several of my wife?s credit cards at a better interest rate.

She has been working in the construction/architecture industry and was laid off. This, in itself, would be manageable, but in an effort to survive and unbeknownst to me, she?s been relying on credit cards to keep up appearances. We have made some changes in our family, and hopefully, will come out of this stronger.

This loan will combine?2 of her?3 credit lines into one payment at a lower interest rate. We plan to sell her car, pay off that car loan and throw everything else we can at the?3rd to get that paid as quickly as possible. All? credit lines have been closed and no further cards will be opened in her name.

My financial situation:

I am a homeowner with an exemplary credit rating. By the time this loan closes I should have little to no revolving debt or car payments of my own, leaving only our 1st and 2nd mortgage as major debts to service. A rough budget is as follows:

Monthly Income: $15,000.00
(My income only. Wife plans to obtain at least a part-time job to increase this.

Expenses:
Mortgage (1st and 2nd) 3000.00
School Tuition-kids 1700.00
Groceries/expenses 2000.00
Car Insurance 120.00
Cable 135.00
Phone 60.00
Cell 200.00
Life/Disability Ins 650.00
Utilities 250.00
College Saving 500.00
Vacation Timeshare fee 100.00
Self employment Tax 2600.00
Orthodontist 180 .00 (x 6 more months)
Savings 800.00
Childrens Allowances 100.00

Total 12095.00

The remainder will service this loan (at ~$500.00 per month) as well as the?3rd high interest credit card which presently has a monthly minimum payment of ~$800 per month. Again, it is my hope to have this high interest card renegotiated and paid off in the very near future.

Thank you in advance for your investment!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1987	Debt/Income ratio:	49%
Basic (1-10):	1	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	29 / 23	Length of status:	11y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	59	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,341	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sunshine0401	Borrower's state:	Wisconsin	Borrower's group:	VETTED BORROWERS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PROSPER LOAN- ENDORSED
Purpose of Loan:?
Roll 5 credit cards and 1 installment loan into a single payment, reduce interest, increase flexibility and restart my "rainy day" savings plan.? My goal is to be debt-free (except for mortgage) in?3 years.? This loan will instantly free up $55 monthly and if you provide a lower rate you will accelerate my plan.

Employment and Income:
I am employed by two firms, both provide consistent and stable income.? Full-time job is Medical Transcriptionist for Marshfield Clinic for 11.5 years.? A wonderful opportunity to extend my skills came 1.5 years ago whereas?I also transcribe for EvolveMed part-time.? Working 60-65 hours per week is no problem because I work from home for both and enjoy the flexibility that provides.

My Financial Situation:
Settling down and predictable.? My husband and I divide financial responsibilities between us and we have separate savings accounts.? We are empty nesters.? I have two daughters in their mid-20s, both financially stable.? We recently used $10k of savings when my oldest became a bride.? I have reduced my 401k contribution from 6% to 1% until my debt/savings ratio comes into line.? I also have an employer contributory plan and the pair are valued at $55k.

Monthly Cash Budget (my share):? Full budget detail is shown on my member page.
$2800 Take home pay
$ 798 Fixed Expenses
$ 140 Elective Expenses
$1560 Debt Service
$ 302 Cash available after bills are paid

Please ask questions.?Thank you for the interview!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445668
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.06% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	4	Current / open credit lines:	9 / 9	Length of status:	4y 3m
Credit score:	660-679 (Feb-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,437	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-warmth	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay my Credit Cards off-Buy a home
Purpose of loan:
To pay off my high interest credit cards, so my husband and I can start saving to buy a house

My financial situation:
I am a good candidate for this loan because my annual income is strong, my business is growing and I pay my debts.

Monthly net income: $ 6,400

Monthly expenses: $ 4,782
??Housing: $ 1,100
??Insurance: $ 187.00
??Car expenses: $ 500
??Utilities: $ 195
??Phone, cable, internet: $ 450
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 1,100
??Other expenses: $ 500 (medicine, doctosr, health ins.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$143.64

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2006	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	7 / 6	Length of status:	1y 8m
Credit score:	640-659 (Jan-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,835	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exchange-rose	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
The reason for this loan is to consolidate my three credit cards which I have had for the past three years. Due to the economy the credit card companies have increased my interest rates to where it has become a burden to meet the monthly payments. I am 22 years of age and have a good job being a fire sprinkler inspector making a reasonable amount of money for someone my age. I make enough money to stay within my budget but the ridiculous interest rate makes it tough and doesn?t leave much room for saving.

I admit it, I opened up these cards because I wanted everything to be easy and be able to buy things without thinking of the consequences. Now that a few years have passed, I have now come to realize the responsibilities that come with these rash decisions. I have learned from this experience that it is best to save my money and buy things with my hard earned cash while saving the use of credit cards for emergencies only.

Growing up, my father taught me that money isn?t everything but that what you make of yourself and treating others with kindness is what counts in life. I am very blessed to have amazing parents that stand by me through whatever happens. ?I would ask my parents to help me out on this but they have their own financial things to deal with at the moment. ?I have worked ever since I graduated high school and have tried hard not to be a financial burden to my parents. I believe I have a good understanding of the importance of creating an independent lifestyle for myself as an adult. I?m living at home right now, but really want to be able to save up enough money so that I can go back to school or move out on my own. The increasing payments on these cards have put a kink in that plan. ?I really want to do this on my own with your help so I can show my parents that I have learned from my mistakes and from the abuse of using a piece of plastic.

All I am asking is for someone to give their trust and patience in me so that I can show that I have the character and will to get rid of this debt and get my financial state on track. It?s time to put the past behind and start working towards a financially secured and stable future while I?m young and able.? I would truly appreciate your help.

Other info
Monthly income is around $1700 that?s with all taxes taken out. I have a $354 car payment, $40 gym payment, $120 cell phone payment, $120 car insurance payment, around $220 for gas in car a month, and food around $200, and payment?s for the cards.(Best Buy Master card - my balance $718.82 - APR 22.990)(Chase card - my balance $2,459.15 ? APR 19.02%)(NTB card - my balance $649.49 - APR 22.96%) I plan on using every penny to pay off all three of my cards. I appreciate your interest.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.15%	Starting borrower rate/APR:	7.15% / 7.49%	Starting monthly payment:	$61.89

Auction yield range:	3.06% - 6.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	15%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	8 / 8	Length of status:	2y 6m
Credit score:	780-799 (Feb-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$13,363	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	foodog78	Borrower's state:	NewHampshire	Borrower's group:	Libertarians
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 86% )	780-799 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	2 ( 14% )	700-719 (Dec-2007) 740-759 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Getting into Hot Water
Purpose of loan:
My 16 year old water heater has stopped putting out hot water and I have decided the best replacement is a new indirect water heater (IWH) system that ties in to my existing high efficiency central heating boiler.? The best quote I received from area reputable plumbing outfits was $2000.?? My goal for this loan is to fund this water heater replacement in full.? This new system has a lifetime warranty on the storage tank, lower operating costs, and will bring my plumbing up to code.

My financial situation:
Monthly income after taxes is approximately $4600.

Monthly expenses: $4090 - $4320
??Housing: $1900 (including mortgage, property tax, etc)
? Car expenses: $650 (including loan, gasoline, maintenance)
??Utilities: $370-$500 (expected to lower after this upgrade to my water heater)
? Food, entertainment: $300
? Misc $100
??Credit card: $700 ($350 minimum)
? This Loan: ~$70
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$263.68

Auction yield range:	11.06% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1990	Debt/Income ratio:	36%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	14 / 13	Length of status:	0y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	21	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$14,666	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	restless-rupee4	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? To pay off?high interest credit cards?

My financial situation:
I am a good candidate for this loan because? I have?an excellent payment record?

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 79
??Car expenses: $ 284.71
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 360
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	13 / 11	Length of status:	3y 3m
Credit score:	680-699 (Feb-2010)	Total credit lines:	35	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$14,862	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	a-peaceful-generosity	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term Loan
Purpose of loan:
This loan will be used to? Pay off note thats been called. We where not expecting this note to be called until July 2010 so we did not allocate funds to pay it off this month.

My financial situation:
I am a good candidate for this loan because? First shipment of our filters goes out in June short term loan! Check out the web site! WWW.Lifetimeoilfilter.com?I also do own my home have for 7 years.

Monthly net income: $ Over 100K

Monthly expenses: $ Total Debt is less than $2200.00 Month.?
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 16.15%	Starting monthly payment:	$273.38

Auction yield range:	11.06% - 12.99%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	23 / 21	Length of status:	5y 3m
Credit score:	740-759 (Jan-2010)	Total credit lines:	51	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$11,706	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lovely-penny	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate and eliminate credit card debt.?

My financial situation:
I am a good candidate for this loan because I am very conscientious about my credit score, pay all my creditors on time, and as a registered nurse, have job security.? The consolidation of the credit cards I plan to pay off will allow me to?pay one?interest rate and?to pay them off in a timely manner, as opposed to if I were to continue to make monthly payments to the individual creditors.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$301.94

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	9 / 9	Length of status:	1y 5m
Credit score:	740-759 (Feb-2010)	Total credit lines:	11	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$9,156	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	repayment-molecule	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TO BECOME A PARTNER IN NIGHTCLUB
Purpose of loan:
This loan will be used to? Become a 35%? Owner/Partner in Spanish Nightclub

My financial situation:
I am a good candidate for this loan because?I do not have many monthly expenses, (less than $500) and the money is not to repay anything it is to make more money. I? have a perfect record in all of my payments, and I am very responsible man in my finances. The money is estimated to be payed in less than a year

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$159.00

Auction yield range:	4.06% - 8.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	10 / 10	Length of status:	4y 9m
Credit score:	780-799 (Feb-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,490	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	coin-trajectory	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off bills before we have a baby
Purpose of loan:
This loan will be used to pay off two credit cards,?so that we only have to make one payment instead of two and have a lower interest rate.?

My financial situation:
I am a good candidate for this loan because I have a full time job at a university.? I also have a part time business teaching martial arts.? My wife is also employed and have been with her employer for 2.5 years.? My wife and I both have credit scores above 700.? We also have a combined household income of about $75,000.? We don't have any children yet, but plan on having one after we pay down our bills.? If you have any, questions please feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445736
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,366.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.50%	Starting borrower rate/APR:	14.50% / 16.66%	Starting monthly payment:	$115.86

Auction yield range:	11.06% - 13.50%	Estimated loss impact:	10.30%
Lender servicing fee:	1.00%	Estimated return:	3.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	12 / 7	Length of status:	0y 4m
Credit score:	640-659 (Feb-2010)	Total credit lines:	32	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$21,178	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	reliable-generosity0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Nell, help me rid the evil-doers!
Purpose of loan: Debt Consolidation
This loan will be used to help make the evil credit card co. that buried a >100% rate increase in an electronic notice go away like a tay-in-the-wind.

My financial situation: OK
I am a good candidate for this loan because? I pay my bills. Period.

Monthly net income: $ about 3,300
(fluctuates, I've earned six-figures-rate per month, I've earned $0... last six months have been much better after a downturn in Q1 & Q3 of 2009)
Monthly expenses: $ about 3,000
??Housing: $500
??Insurance: $205
??Car expenses: $ n/a
??Utilities: $125
??Phone, cable, internet: $included in utilities amount
??Food, entertainment: $varies, I stay within my means, even if leveraged
??Clothing, household expenses $see above
??Credit cards and other loans: $1,257
??Other expenses: $see above
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$549.65

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1993	Debt/Income ratio:	68%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	14 / 15	Length of status:	10y 8m
Credit score:	720-739 (Feb-2010)	Total credit lines:	32	Occupation:	Medical Technician
Now delinquent:	1	Revolving credit balance:	$32,669	Stated income:	$25,000-$49,999
Amount delinquent:	$1,302	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	witty-compassion672	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for Medical School
Purpose of loan:
This loan will be used to?combine some loans and use the rest to pay for tuition costs.

My financial situation:
I am a good candidate for this loan because? I have a great credit score, but, as of right now, my debt to income ratio is considered high.? I own my own home.? My car is paid off.? I have never defaulted on anything.? I just want to get a loan without a co-signer.? I can provide income documentation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.75%	Starting borrower rate/APR:	16.75% / 18.94%	Starting monthly payment:	$497.40

Auction yield range:	11.06% - 15.75%	Estimated loss impact:	10.36%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	70%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	21 / 20	Length of status:	15y 6m
Credit score:	660-679 (Jan-2010)	Total credit lines:	38	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$45,021	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	mongoose9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saying goodbye to Capital One
Purpose of loan:
This loan will be used to pay off Dell Financial $2500 - 22.24% and Capital One - $10000 - 24.25%, and a small payday loan. I used the capital one to fund some college courses over the past couple of years and now it is getting harder to pay off. Hopefully I will be able to get these debts behind me.

My financial situation:
I am a good candidate for this loan because I am a teacher and have a steady income. I've been teaching kindergarten for 16 years. My husband has a good job and has been with the same company for 20 years as an industrial plumber. He makes around $49,000 a year. He has never had a credit card and has no open loans. We have a small farm that is worth $125,000 and is completely paid for. Since all of the debt is in my name, I want to pay it off myself instead of getting a mortgage against our home. I have a car loan that?has around $12,000 left on the balance.

Monthly net income: $ 2750

Monthly expenses: $
??Housing: $0
??Insurance: $?0
??Car expenses: $?348
??Utilities: $0
??Phone, cable, internet: $ 100
??Food, entertainment: $?0
??Clothing, household expenses $?0
??Credit cards and other loans: $ 1200
??Other expenses: $ husband pays most of the expenses and bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445758
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	29.50%	Starting borrower rate/APR:	30.50% / 32.89%	Starting monthly payment:	$192.27

Auction yield range:	8.06% - 29.50%	Estimated loss impact:	8.71%
Lender servicing fee:	1.00%	Estimated return:	20.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	3 / 3	Length of status:	1y 9m
Credit score:	700-719 (Jan-2010)	Total credit lines:	6	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$6,187	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	detective2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expenses.
Purpose of loan
I am a Fashion designer and launched my label in May 2008. I have an Eco friendly line of apparel and accessories. I use organic or Eco friendly materials, bought in New York City, from local businesses. All my products are hand made.

?I currently retail through my website and? vendor markets that are held in multiple locations in New York City. My retail sales make up for 75% of my total revenue. I sell whole sale to boutiques in Dallas, Brooklyn, DC, Ohio and Connecticut. By May 2010 my line would be in boutiques in more than 38 Cities across the US. I am currently doing production for a luxury boutique that has 28 US properties.

I had a fantastic and profitable 2009 business year and used the profits to invest in inventory and production for retail and whole sale orders.? My total sales for 2009 were $180,000. For 2010 I expect sales of $500,000.

I would be using this loan to update my 2008 website, as it would help my sales . And for inventory purchase.

My financial situation:
I am a good candidate for this loan because I have a perfect payment history and have never been late on a payment or missed a single payment. I have very little debt and always try to use my ATM cards as opposed to credit cards. I have a successful business and in my second year have had a 514% growth. I have paid off all the personal loans I had taken a year ago to invest in my business and am expecting a 386% growth this year. I expect to pay off this loan by October this year.?

Monthly net income: $ 50,000

Monthly expenses: $
??Housing: $ 1500 ???? ????
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0 (included in rent)
??Phone, cable, internet: $ 250
??Food, entertainment: $ 650
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$580.65

Auction yield range:	17.06% - 22.00%	Estimated loss impact:	35.75%
Lender servicing fee:	1.00%	Estimated return:	-13.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	5 / 6	Length of status:	3y 8m
Credit score:	660-679 (Feb-2010)	Total credit lines:	15	Occupation:	Medical Technician
Now delinquent:	2	Revolving credit balance:	$25,722	Stated income:	$75,000-$99,999
Amount delinquent:	$39,768	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	17
Screen name:	resolute-silver	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Would Like to Pay off my cards
Purpose of loan:
This loan will be used to? Paying off my credit cards with high interest

My financial situation:
I am a good candidate for this loan because? Steady income and trying to get out of debt with really really high rate. Paying off the higher rate cards will allow me free up some money.
Monthly net income: $ 5000.00

Monthly expenses: $ 2300
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$131.33

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1967	Debt/Income ratio:	106%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Retired
Enhanced (1-10):	1	Current / open credit lines:	14 / 12	Length of status:	18y 11m
Credit score:	680-699 (Jan-2010)	Total credit lines:	24	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$102,623
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	investment-poblano	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing my car
Purpose of loan:
This loan will be used to? Repair the engine of my car

My financial situation:
I am a good candidate for this loan because while I do have high credit, I have always paid my bills on time since I first received credit. The credit report is somewhat deceiving because it also reflects credit as a co owner and is paid by someone else..I also receive cash gifts that can not be reported as income,

Monthly net income: $ 2531.00

Monthly expenses: $ 2000.00
??Housing: $
??Insurance: $ 100.00
??Car expenses: $ 25.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 12.85%	Starting monthly payment:	$501.80

Auction yield range:	3.06% - 11.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	35%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	8 / 7	Length of status:	1y 6m
Credit score:	800-819 (Jan-2010)	Total credit lines:	42	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$17,771	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	74%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	progressive-benefit	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off HomeDepot Card
Purpose of loan:
This loan will be used to? Pay off a Home Depot account that has a high apr and poor terms. Just looking for a better?rate and terms?on the money that was borrowed.

My financial situation:
I am a good candidate for this loan because? We make our scheduled payments on time or early. This loan will be pulled from an account that has biweekly deposits for savings made, and it not accessed except to pay down this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	49%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-10):	4	Current / open credit lines:	8 / 4	Length of status:	29y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,184	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	green-famous-hope	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Educational/living expenses...
Purpose of loan:
This loan will be used to cover my educational/living expenses for the current semester (Spring 2010)

My financial situation:
I am a good candidate for this loan because of the following reasons:
1) I will pay off the loan by August 2010; I will be receiving $8,000+ in August in Stafford loans and grants
2) I work part-time as a bookkeeper for a local CPA company for the last eight (8) months
3) I would never let my credit go bad again (almost 5 years ago I had some financial difficulties that forced me to not be able to pay one of my credit cards; I did pay my credit card in full within a year, but it was too late since I was already taken in collections. Since then (May 2005), I have never missed a payment.

Note: I am an highly goal-oriented student (3.85 GPA) who is determined and eager to become a very successful CPA/Financial Planner. Hopefully, in the near future, I will be in a financial position to also help future students with accomplishing their academic goals.

Monthly net income: $ 1,200+
I will be working 25+ hours during tax season and then go back to 15 to 20 hrs per week until the end of the semester. During the summer, I will be working 40 hours a week until the beginning of the next semester. Based on my calculations, I will be making more than enough to support myself during the summer months (June to August).

In addition, I get $16,000 per year from financial aid such as Stafford loans and grants (half in January and the other half in August). Hopefully, I will be getting some scholarships this semester, too.

Monthly expenses: $ 1870
??Housing: $ 550 (living with a roommate)
??Insurance: $ 110 (auto and health)
??Car expenses: $ 0 (car was paid off back in June of 2009)
??Utilities: $ 40
??Phone, cable, internet: $ 120 (includes cell phone, too)
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $ 100 (gasoline for the car)

Reasons for requesting $4,800:
Living expenses $700 per month x 3 months (during the summer I will be working full time) = $2,100 on average
Paying this loan $215 per month x 6 months (I will be receiving my financial aid by August 18, 2010) = $1,290 on average
Unexpected expenses such as dentist visits, glasses, tires, oil change, etc for the next six months (up to August 18, 2010) = $1,400 on average

I would love to answer any of your questions, so please feel free to ask me as many as you want.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1988	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	7 / 7	Length of status:	9y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$6,745	Stated income:	$1-$24,999
Amount delinquent:	$76	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	IMA_DOG-LOVER	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$496.88	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Income tax & physical therapy bill
Purpose of loan:
This loan will be used to? pay in full my income tax, which has doubled from last year.? Ouch.? I also have been in physical therapy since the first of November.? I was able to pay the bill as of the end of 2009 in full, but I now have a bill for the first 2 months of 2010 that I will have to make payments on without a loan from Prosper.? I prefer to use Prosper and pay it off all at once.?

My financial situation:
I am a good candidate for this loan because?I was a first time borrower from prosper a few years ago.? I?will be at the end of my payments in the next few months, never missing a payment.? I believe in Prosper.? I hope to continue to use their services, and would love to become a lender.? ?

Monthly net income: $1960

Monthly expenses: $1100
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.10%	Starting borrower rate/APR:	12.10% / 14.23%	Starting monthly payment:	$166.31

Auction yield range:	11.06% - 11.10%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2000	Debt/Income ratio:	32%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	9 / 9	Length of status:	2y 9m
Credit score:	680-699 (Feb-2010)	Total credit lines:	29	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$42,547	Stated income:	$50,000-$74,999
Amount delinquent:	$94	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gatworx	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Credit Card
Purpose of loan:
Investment

My financial situation:
Stable ????

Monthly net income: $ 4000 ????

Monthly expenses: $
??Housing: $ 800 ????
??Insurance: $ 0
??Car expenses: $ Fully Paid
??Utilities: $ 50
??Phone, cable, internet: $ 20
??Food, entertainment: $ 50
??Clothing, household expenses $ 0 ????
??Credit cards and other loans: $ 200 ????
??Other expenses: $ 100 Misc
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.45%	Starting monthly payment:	$51.30

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1977	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	7 / 6	Length of status:	21y 9m
Credit score:	740-759 (Feb-2010)	Total credit lines:	42	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$24,167	Stated income:	$50,000-$74,999
Amount delinquent:	$7,094	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	orange-benefit-confidant	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
grandma needs money
Purpose of loan:
This loan will be used to? pay off credit card debts and bill consolidation. I had to borrow money from my 401k to pay off some of my bills.? This means that I have to work another 5 years to pay off the loan on the 401K.

My financial situation:
I am a good candidate for this loan because? I have one granddaughter who is 5 1/2 and another granddaughter who is 1 month old..? I want to be able to enjoy my grandchildren but I can't because of debts to pay off.? I am still employed and am receiving Social Security.? If I am?funded the $1500 my joy will be complete.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445788
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.61%	Starting borrower rate/APR:	25.61% / 28.19%	Starting monthly payment:	$60.12

Auction yield range:	8.06% - 24.61%	Estimated loss impact:	7.09%
Lender servicing fee:	1.00%	Estimated return:	17.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	8%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	8 / 5	Length of status:	3y 0m
Credit score:	680-699 (Feb-2010)	Total credit lines:	26	Occupation:	Construction
Now delinquent:	4	Revolving credit balance:	$18,099	Stated income:	$75,000-$99,999
Amount delinquent:	$40,334	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	14
Screen name:	Erogan5877	Borrower's state:	NewYork	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Propper Lender. Trying Borrowing
Purpose of loan:
This loan will be used to grow my Propser Portfolio.? I've been a lenderfor years and want to try the borrowing side.? I could pay this loan off with less than one pay check.

The DQ's that are on my credit report do not belong to me.? (I know every one must say that)

My financial situation:
I am a good candidate for this loan because I own over 1.3 millon Dollar's in Residental Real Estate
Monthly net income: $ 7666.00
Income From Real Estate Investments $11,600 (Gross)
Transporation Allowance $675.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 300
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 115
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$256.26

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1986	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	13 / 11	Length of status:	1y 6m
Credit score:	820-839 (Jan-2010)	Total credit lines:	51	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$128	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	exact-value1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating high int credit cards
Purpose of loan:
This loan will be used to pay off high interest credit card debt accumulated while earning my PhD
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$157.84

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1976	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	22 / 22	Length of status:	2y 9m
Credit score:	800-819 (Feb-2010)	Total credit lines:	46	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,092	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	orange-thoughtful-commitment	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a new fence
Purpose of loan:
This loan will be used to?
to put in a new fence in my back yard.
My financial situation:
I am a good candidate for this loan because I always pay my bills and I pay on time.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$233.48

Auction yield range:	11.06% - 29.00%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1970	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	5	Current / open credit lines:	7 / 6	Length of status:	3y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	18	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$12,723	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	GlobaleCommerce	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Successful eCommerce Biz
Purpose of loan:
This loan will be used to expand a successful 3 year old eCommerce business?with 35% increase in sales for a total of $229,000 in 2009.??
I successfully sell a niche product on eBay, Amazon, Bonanzle, iOffer, Etsy, and two of my own websites.?
This loan will be?used to?optimize?our stores on each of these sites in order to increase reveune substantially.

My financial situation:
I am a good candidate for this loan because I have few financial obligations and?have have successfully launched retail stores on every major retail venue.? Now is the time for me to corner the market!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 5	Length of status:	8y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	12	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$5,697	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	power-baron	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down my bills
Purpose of loan:
This loan will be used to? Pay down my bills a little bit.

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and have a respect and desire to continue doing so.

Monthly net income: $ 4500 appx

Monthly expenses: $
??Housing: $? spouse handles
??Insurance: $? spouse handles
??Car expenses: $ spouse handles
??Utilities: $ 250.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $? spouse handles
??Clothing, household expenses $
??Credit cards and other loans: $? 500.00
??Other expenses: $? student loan - 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$612.38

Auction yield range:	17.06% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	4 / 4	Length of status:	3y 11m
Credit score:	660-679 (Feb-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$236	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tynet-2010	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
invest in bussiness softwares
Purpose of loan:
This loan will be used?o aquire necessary softwares for my business that are urgently needed to stay effective.?

My financial situation:
I am a good candidate for this loan because I'm a consevative administrator who had stayed inbusiness this long without loans or much risk. But with current changes in the?healthcare industry needs to invest to stay competive. I 'm a comitted, hard working, and loyal person. ?

Monthly net income: $ 8240

Monthly expenses: $ 5,259
??Housing: $ 1,180????????
??Insurance: $ 549
??Car expenses: $ 700
??Utilities: $ 350
??Phone, cable, internet: $ 380
??Food, entertainment: $ 1,500?
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 150
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.66

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	5	Current / open credit lines:	5 / 2	Length of status:	15y 1m
Credit score:	680-699 (Jan-2010)	Total credit lines:	8	Occupation:	Car Dealer
Now delinquent:	0	Revolving credit balance:	$5,940	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	zippy-cash8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for existing buisiness
Purpose of loan:
This loan will be used to?
Purchase vehicles for my used car lot.?
My financial situation:
I am a good candidate for this loan because?
The money will be used for purchase of wholesale cars and to have some paintwork done on a car currently in my inventory.? I have been a small fully licensed car dealer for over 10 years.??I buy cars at dealer auctions and resell them for a few?thousand dollars profit.? I keep my overhead very low and just need a little cash boost to get things moving again.? My personal expenses are almost nothing, so pretty much?all my expenses?are for my business.? I am a very hard worker and?work at least 10 hours a day 7 days a week.? If you loan me this money it will be put to very good use and not put at risk.?

I have revised this ad to give a little more information about my business.? I also have new and used parts for sale in an eBay store and I take in several thousand dollars a month with that alone.? I am?an eBay power seller and top rated seller.? I have been selling on eBay?since 1999 and have?843 positive feedback points with zero negative points.? With that kind of track record alone, it makes me a very trustworthy?borrower.? Believe me if I was a flake, it would show in my eBay?feedback.? If anyone wants to see my eBay store,?let me know in a question and I will post it.? I currently have about 600 items for sale on eBay with a value of?over?$50,000. So?the money?I make?on my eBay sales will be making the payments on my loan plus the car sales will also add to it.

I also wanted to say that with all the large car dealers having problems because?their customers don't qualify for?loans? - ?My buisiness is actually benifiting from that.? Most of my cars are cash sales selling between $3000 and $8,000.? I don't even offer financing.??All customers pay in cash.? It also seems like at auction the cars are selling for way under low bluebook because the big dealers are not buying up all the good cars.? So I think its a good time for the small dealers to start taking advantage of the market.

Thank you very much for considering my loan.

P.S. The car in the photo is the last car that I sold.?It sold for $6,500.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2009	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	2 / 2	Length of status:	3y 5m
Credit score:	640-659 (Jan-2010)	Total credit lines:	3	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$40	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sophisticated-bill1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Apartment
Purpose of loan:
This loan will be used to put down $1800 security deposit for a 5 bedroom home.

My financial situation:
I am a good candidate for this loan because I have 5 roommates that are paying me back to expedite the paperwork process. Most likely we will pay off within 3 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$94.29

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1988	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	18 / 17	Length of status:	2y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$60,723	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	short-term-borrower	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bridge loan
Purpose of loan:
This loan will be used to?
allow me to pay an immediate debt due to the payment of property tax?with a credit card (AMEX).

My financial situation:
I am a good candidate for this loan because?
my ultimate financial goals are to reduce/eliminate my debt load and continue to improve my FICO score. I would like to be in a position to invest as a lender with?Prosper.?
We do?own?our home and have paid our 1st mortgage, in full, in 2005.?We do have a Home?Equity Line of Credit with the option of interest only?monthly payments and to make principal reductions at anytime for the next 5 years.
This loan will allow me the room to not have to cut into the debt reduction progress that I have made to this point.
Monthly net income: $ 2,820.00 (not including my spouse's income)

Monthly expenses: $?
??Housing: $?
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.23%	Starting borrower rate/APR:	18.23% / 20.44%	Starting monthly payment:	$181.34

Auction yield range:	17.06% - 17.23%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	10 / 10	Length of status:	1y 6m
Credit score:	720-739 (Feb-2010)	Total credit lines:	20	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$4,553	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Utopia_Investments	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A loan for debt consolidation
Purpose of loan:
This loan will be used fro many things, $700 will go to fixing my roof. Had some wind damage the other day.?$200 will go to paying off Aaron's home furnishing. Fourthly, $500 will go to paying for a few little repairs on my car. The rest, $3600 will go to paying off my credit card.?
My financial situation:
I am a good candidate for this loan because I am a hard worker and very reliable and good with money. I don?t waste money on foolish things that I don?t need. My bills and monthly budget is always my top priority. I am only 26 and have built a credit score (700+). I have always paid my bills and have never had one late payment as seen in my credit info. My wife and I both work hard and we bring in $4000 a month. Plus we have a tenant that pays $350 month. I appreciate your time and consideration. Thank you.
My financial situation:
I am a good candidate for this loan because I am a hard worker and very reliable and good with money. I don?t waste money on foolish things that I don?t need. My bills and monthly budget is always my top priority. I am only 26 and have built a credit score (700+). I have always paid my bills and have never had one late payment as seen in my credit info. My wife and I both work hard and we bring in $4000 a month. Plus we have a tenant that pays $350 month. I appreciate your time and consideration. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445822
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	27.36%	Starting borrower rate/APR:	28.36% / 31.97%	Starting monthly payment:	$45.71

Auction yield range:	8.06% - 27.36%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	18.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1992	Debt/Income ratio:	230%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	7 / 6	Length of status:	0y 6m
Credit score:	720-739 (Feb-2010)	Total credit lines:	36	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$885	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	durability-viola	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? This loan will be used to pay off credit cards & medical bills. My financial situation is I am the sole "bread winner" of the family & due to economic hardship, I am seeking financial help. I am a good candidate for this loan because I do work full time as a nurse & presently looking for a part-time job to supplement my present income. If this loan is approved, it will alleviate a lot of financial stress. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,999.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.35%	Starting borrower rate/APR:	7.35% / 9.42%	Starting monthly payment:	$124.12

Auction yield range:	4.06% - 6.35%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	17 / 16	Length of status:	1y 8m
Credit score:	720-739 (Feb-2010)	Total credit lines:	21	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$8,810	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	21%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fund-uprising1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Debt Remains
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1982	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Not employed
Enhanced (1-10):	3	Current / open credit lines:	4 / 4	Length of status:	0y 5m
Credit score:	660-679 (Feb-2010)	Total credit lines:	4	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$14,366
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	agile-peso	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hard working student
Purpose of loan:
Pay down my credit cards

My financial situation:
I am a good candidate for this loan because I have EXCELLENT credit and will repay

Monthly net income: $ 350

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 75
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 75
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$188.58

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	15 / 13	Length of status:	6y 5m
Credit score:	640-659 (Jan-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$49,974	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	zoomer4	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used for Home Improvement and to improve the resale value of our house. We want to install laminate flooring.

My financial situation:
I am a good candidate for this loan because I know that making payments on time is important!

Monthly net income: $4000.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$136.81

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	6 / 6	Length of status:	2y 4m
Credit score:	740-759 (Feb-2010)	Total credit lines:	9	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$57	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	courteous-dime4	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Closing Cost on a new Home
This loan will help pay some of the additional closing cost on a new home loan

Hi, I a married father of 3. I've been married for 22 years and have a son in college and two teenagers at home. I had to relocate to Alabama from Georgia because of a job loss. My family and I have been living here since January, 2007 and are ready to settle down and purchase a house.
My job of over 2 years is working out great. I started with a $60K salary and at my last anniversary in October 2009 my pay was increased to $66800.

My financial situation is very good. I have just been pre-approved for up to $260K home loan. However, I am a little short on some of the closing costs.
Income:
$3770.00 is my monthly net income.
Expenses:
$895.00 is my current rent but my mortgage will be $1100.00
$174.00 is my car payment
$288.00 is my average utilities of electric/gas/water/sewage
$140 is cell phones
$87.00 Direct TV
$127.00 is average Car insurance
Total Expenses: $1916.00

I have a credit card balance of $24.95 and one for $33.00 which I pay off monthly.
Also, I contribute 9% to my 401k. This is $115.00 per week.

I have $7000.00 in my savings account but that puts me a little short short for a 3.5% on a $160K home down payment and the $5000.00 closing costs.

I'm a good candidate for this loan because for the past 4 years I have been paying my bills without any blemishes. I did have some rough years before that.

Thanks for looking and considering my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.24%	Starting borrower rate/APR:	28.24% / 30.59%	Starting monthly payment:	$124.48

Auction yield range:	14.06% - 27.24%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	12.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1988	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	17 / 16	Length of status:	16y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	46	Occupation:	Military Officer
Now delinquent:	0	Revolving credit balance:	$42,640	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	influential-income2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Debts
Purpose of loan:
This loan will be used to pay?for?upcoming mortgage note because of a short notice vacancy of my rental property.?

My financial situation:
I am a good candidate for this loan because I do know the value of having credit unfortunately, I have suddenly experienced several financial hardships all at one time that?have become?a little difficult to handle at short notice.?I am a single parent with a very demanding job.
Monthly net income: $ 5000.00
Monthly expenses: $ 2000.00
??Housing: $ 1786.00
??Insurance: $ 140.00
??Car expenses: $ 0
??Utilities: $ 300.00

??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.41%	Starting borrower rate/APR:	9.41% / 11.51%	Starting monthly payment:	$207.94

Auction yield range:	4.06% - 8.41%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	22%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	25 / 24	Length of status:	16y 3m
Credit score:	740-759 (Jan-2010)	Total credit lines:	53	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$51,455	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	60%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	global2007	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	740-759 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	720-739 (Nov-2007) 760-779 (May-2007)
Principal balance:	$747.22	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Debt Consolidation
Purpose of loan: To pay off a credit card with high interest rate.

My financial situation: My financial situation is excellent.

Monthly net income: $ 7730.00

Monthly expenses: $ 6259.00
??Housing: $ 1969.00
??Insurance: $ 148.00
??Car expenses: $ 400.00
??Utilities: $308.00
??Phone, cable, internet: $ 144.00
??Food, entertainment: $ 1000.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1600.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.84%	Starting monthly payment:	$65.66

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	6 / 4	Length of status:	1y 10m
Credit score:	720-739 (Feb-2010)	Total credit lines:	7	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$612	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rate-opera4	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College
Purpose of loan:
This loan will be used to pay for my final semister of school at New England Institute of technology.?

My financial situation:
I am a good candidate for this loan because I have a steady job(s) and i make an effort to pay all my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$609.00

Auction yield range:	8.06% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	27%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	3 / 3	Length of status:	4y 11m
Credit score:	780-799 (Feb-2010)	Total credit lines:	12	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	respectful-cash	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate
Purpose of loan:
This loan will be used to buy a foreclosure property cash in a good Miami, FL neighborhood. The property will have a purchase price of between $45K and $55K of which I will put in the rest of the funds.

My financial situation:
I am a good candidate for this loan because my debt to income is low. I will have half of my own money invested. And not only will my own income be enough to pay back the loan but with the property rented, it will pay itself.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$505.48

Auction yield range:	11.06% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	5 / 5	Length of status:	0y 9m
Credit score:	760-779 (Feb-2010)	Total credit lines:	27	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$4,197	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	upbeat-truth1	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Cashflow injection
Purpose of loan:
Cashflow injection to business operations. Need to manage credit crunch to small businesses while still supporting day-to-day operations.

My financial situation:
I am a good candidate for this loan because I have a very good credit score, I have always paid my loans on time, I do not have any outstanding loans and my company is growing its business year to year and its performance is solid.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 17.36%	Starting monthly payment:	$37.62

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1979	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-10):	5	Current / open credit lines:	1 / 1	Length of status:	24y 4m
Credit score:	740-759 (Jan-2010)	Total credit lines:	5	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$1,251
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	attentive-platinum946	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory
Purpose of loan:
This loan will be used to?replace inventory.?

My financial situation:
I am a good candidate for this loan because?of my credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$345.07

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Not employed
Enhanced (1-10):	5	Current / open credit lines:	10 / 10	Length of status:	0y 11m
Credit score:	720-739 (Feb-2010)	Total credit lines:	21	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$10,037
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	established-funds	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Final semester of MBA expenses
Purpose of loan:
This loan will be used to cover my living and personal expenses for the next four months as I complete my business school education.? I drove from California with my brother when I moved to Boston for school.? Unexpected relocation, medical, and auto repair expenses have dipped deeply into my federal student loan funds, creating a shortage.

My financial situation:
I am a good candidate for this loan because my academic schedule will allow me to take a full-time position immediately and I plan to begin repayment of this loan March 2010.? I am actively working with my school's career services center and alumni network for a job in the Boston area.? My family and friends have generously supported my transition to business school; however, they are no longer able to help finance my education.? I will graduate May 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$362.32

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	27%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	12 / 11	Length of status:	21y 1m
Credit score:	680-699 (Jan-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,999	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	carl527	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Sewer connection and consolidation
Purpose of loan:
This loan will be used to pay to connect our house to the sewer and to consolidate bills.Our house is 34 years old and the septic system, specifically the leach fields, has stopped working. I?ve been told that by today?s standards the ground would never be approved for a septic system.
I have a few bills that I want to consolidate into one loan. I have two daughters in college and I have been helping to pay living expenses. They have worked hard and have scholarships that pay tuition but books, room and board are remaining. Books and a couple of unexpected expenses last semester were higher than I had planned.

My financial situation:
I am a good candidate for this loan because I repay my debt. My credit score is lower than it should be but I have never filed bankruptcy or defaulted on a loan.I have worked for the same company for almost 12 years and have continued to advance. Our business has continued to increase even in the poor economy and shows no signs of lessening.

Monthly net income: $ 4,100

Monthly expenses: $ 2,720
??Housing: $ 475
??Insurance: $ 275
??Car expenses: $ 460
??Utilities: $ 320
??Phone, cable, internet: $ 165
??Food, entertainment: $ 550
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 125
??Other expenses: $ 100?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$191.92

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1995	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	14 / 12	Length of status:	6y 8m
Credit score:	760-779 (Feb-2010)	Total credit lines:	44	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$401	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	green-favorite-payment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovating bathroom in Condo
Purpose of loan:
This loan will be used to renovate my bathroom in my condo.? Right now, mold is?growing because the developers failed to install green?board back in 1989 when the condo was built.?

My financial situation:
I am a good candidate for this loan because I have a full time job.? I have always paid back my loans and have never owed money to anyone. This is one?discipline I learned from?serving in the military. I do not have any credit card debt. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1972	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-10):	1	Current / open credit lines:	13 / 9	Length of status:	13y 8m
Credit score:	700-719 (Feb-2010)	Total credit lines:	53	Occupation:	Psychologist
Now delinquent:	0	Revolving credit balance:	$76,140	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	worth-songbird1	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency Bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 15000.00

Monthly expenses: $ 5000.00
??Housing: $ 1725.00
??Insurance: $ 500.00
??Car expenses: $ 1400.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?700.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1999	Debt/Income ratio:	28%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	10 / 10	Length of status:	1y 1m
Credit score:	740-759 (Feb-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$12,638	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 6	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	exponential-leverage8	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing in Equipment
Purpose of loan:
This loan will be used to invest in equipment and software for my development and service team.? The development team is currently working on some exciting iPhone application development and is in need of Macs to develop the interface properly.? The service team needs to have some additional equipment when servicing our clients.? I currently work full time, but with this loan I will be able to finally take Indy IT Professionals full time.

My financial situation:
I am a good candidate for this loan because I have made mistakes in the past, but haven't made a mistake in the past 5 years.? I have made sound financial decisions and have made very good judgments in asking for any loan, making sure that financially I can pay them back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.15%	Starting borrower rate/APR:	7.15% / 7.49%	Starting monthly payment:	$61.89

Auction yield range:	3.06% - 6.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	2%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	4 / 4	Length of status:	1y 0m
Credit score:	740-759 (Feb-2010)	Total credit lines:	7	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	LoanDMC	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-759 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	760-779 (Aug-2008) 760-779 (Aug-2007)
Principal balance:	$1,153.91	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Funds for reinvestment in Prosper
Purpose of loan:
This loan will be used to reinvest in Prosper at a higher interest rate.

My financial situation:
I am a good candidate for this loan because I have $80,000 in annual income and no debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$148.35

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1992	Debt/Income ratio:	31%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	12 / 11	Length of status:	2y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	32	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$391	Stated income:	$25,000-$49,999
Amount delinquent:	$92	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	nuevo_man	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 95% )	680-699 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 5% )	620-639 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off personal loans
Purpose of loan:
This loan will be used to pay off higher interest rate loans.

My financial situation:
I am a good candidate for this loan because I make enough on my salary to pay off the loans. It's the interest rates of personal loan companies that make it difficult.

Monthly net income: $ 2800.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 200.00
??Car expenses: $ 450.00
??Utilities: $?
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 3,900.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 27.57%	Starting monthly payment:	$39.08

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1985	Debt/Income ratio:	52%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	9 / 8	Length of status:	2y 4m
Credit score:	700-719 (Jan-2010)	Total credit lines:	29	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,044	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wonderous-pound	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Out Small
Purpose of loan:
This loan will be used to? to pay a bill

My financial situation:
I am a good candidate for this loan because?I work a fulltime job and a partime job .? I do not have alot of monthly expenses, my spouse covers all, except for personal items. I did ask for more in the beginning, but even I know, ?I need to prove myself worthy, and won't take your money and run.?I never before had a ding on my financial records, until I ran into medical difficulties. I just want to have all my bills taken care of once and for all ! Then I too can become an invest.
Monthly net income: $ 1600.00 to 1800.00 depending on the overtime I work

Monthly expenses: $
??Housing: $ 520.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.58%	Starting borrower rate/APR:	25.58% / 27.89%	Starting monthly payment:	$500.84

Auction yield range:	8.06% - 24.58%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-10):	5	Current / open credit lines:	16 / 11	Length of status:	10y 7m
Credit score:	760-779 (Feb-2010)	Total credit lines:	52	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$9,108	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	capital-werewolf	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt/Father's Funeral

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2003	Debt/Income ratio:	30%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	3 / 3	Length of status:	3y 7m
Credit score:	660-679 (Feb-2010)	Total credit lines:	7	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$493	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	vibrant-trade	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off bills
Purpose of loan:
This loan will be used to concolidate debt?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3000.00

Monthly expenses: $ 800.00
??Housing: $ 450.00
??Insurance: $
??Car expenses: $ 284.20
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$441.95

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	10 / 9	Length of status:	6y 4m
Credit score:	800-819 (Feb-2010)	Total credit lines:	33	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$18,770	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	valiant-note4	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pAYING OFF CREDIT CARD
Purpose of loan:
This loan will be used to pay-off?a credit card with an APR of 18%.

My financial situation:
I am a good candidate for this loan because I am responsible and committed to paying-off this debt ASAP.? I am taking a course called Financial Peace University and am using the "debt snowball" approach explained by founder Dave Ramsey.? I plan to "flatten" this debt and become debt-free (besides my mortgage) ASAP.? I am committed 100% to paying-off this debt.? I absolutely no longer use my credit cards.? This will be my only debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.15%	Starting borrower rate/APR:	7.15% / 7.49%	Starting monthly payment:	$108.31

Auction yield range:	3.06% - 6.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1993	Debt/Income ratio:	8%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	11 / 8	Length of status:	14y 6m
Credit score:	780-799 (Feb-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$69,685	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-foxy-euro	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR COLLEGE
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.00%	Starting borrower rate/APR:	6.00% / 6.34%	Starting monthly payment:	$304.22

Auction yield range:	3.06% - 5.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	3.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-10):	5	Current / open credit lines:	6 / 6	Length of status:	2y 0m
Credit score:	800-819 (Feb-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,749	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	entertaining-payment6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit cards
I currently have a major credit card which I placed school tuition on for a new career. The credit card interest is 30% per month. Due to a high interest, I will end up paying double the amount of what the school tuition actually cost. I am requesting the loan in order to be able to place the money that would be going to interest and instead have it go towards principle.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.10%	Starting borrower rate/APR:	18.10% / 20.31%	Starting monthly payment:	$543.04

Auction yield range:	17.06% - 17.10%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	50%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	17 / 15	Length of status:	1y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	47	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$32,158	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dough-universe2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards with high IR
Purpose of loan:
This loan will be used to? pay off credit card with high interest rate

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and have not been late.

Monthly net income: $ 85000.00

Monthly expenses: $
??Housing: $
??Insurance: $?130.00
??Car expenses: $ 540.00
??Utilities: $
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $
??Credit cards and other loans: $?2000.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	3	Current / open credit lines:	7 / 5	Length of status:	5y 6m
Credit score:	740-759 (Feb-2010)	Total credit lines:	18	Occupation:	Professional
Now delinquent:	1	Revolving credit balance:	$3,354	Stated income:	$25,000-$49,999
Amount delinquent:	$122	Bankcard utilization:	8%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	first-investment-mason	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing Car
Car Refinancing:
This loan will be used to?finance a recent purchase of a car

My financial situation:
I am a good candidate for this loan because I recently purchased a car with cash and I would like to finance it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$236.70

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1978	Debt/Income ratio:	3%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	3 / 3	Length of status:	25y 1m
Credit score:	780-799 (Feb-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$214	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	BostonOptimist	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rental Property Renovations
Purpose of loan:
Totally renovate a recently vacated 2-bedroom apartment in a multi-unit residential building that I own. Apartment was occupied by same tenant for past 42 years and needs a complete remodel to be cosmetically competitive in the market. Renovations to include new wiring, plumbing, insulation, sheetrock, floors, kitchen cabinets & counters, appliances, bathroom fixtures (tub/sink/toilet), and painting. All required building, plumbing and electrical permits have already been approved and issued by the building department. The apartment is in a very stable area, with a very desirable location, overlooking a lake, and will rent quickly and begin generating income once the work is done and prospective tenants can view the actual finished product (most people cannot envision future renovations- they only see what is actually present at the time of viewing)

My financial situation:
I am experienced real estate investor and property manager, as well as a licensed Massachusetts builder and a licensed Massachusetts real estate broker. I have excellent cash flow from my properties, with low (current) mortgages, and once this apartment renovation is completed (approx 6-8 weeks from loan funding date)?and the unit is rented, I will have a 100% occupancy rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$323.50

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1992	Debt/Income ratio:	25%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	11 / 11	Length of status:	1y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	18	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$34,969	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-moola-river	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High APR relief
Purpose of loan:
This loan will be used to? pay off credit cards that were increased from 8.9% to 29.99% when I chose not to opt out. My payments have doubled and are now 1/2 of my monthly expenses?and I am a recently divorced, single mom of 3. It is imperative that I resolve this and keep my credit score intact.
My financial situation:
I am a good candidate for this loan because?I have?no late payments, but have a?lower credit score due to my high balances I can't pay down with?such high interest rates.? I do have a modest savings but?am holding it for?emergencies.?

Monthly net income: $ 4688
Monthly expenses: $ 4252
??Housing: $ 1900
??Insurance: $ 104
??Car expenses: $ 395
??Utilities: $ 185
??Phone, cable, internet: $ 68
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000 approx
??Other expenses: $ 200 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$361.83

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1990	Debt/Income ratio:	17%
Basic (1-10):	1	Inquiries last 6m:	9	Employment status:	Full-time employee
Enhanced (1-10):	2	Current / open credit lines:	9 / 6	Length of status:	12y 6m
Credit score:	700-719 (Jan-2010)	Total credit lines:	57	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$87,685	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	edmedm	Borrower's state:	Massachusetts	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation loan
Purpose of loan:
This loan will be? to pay off 3 cc cards

My financial situation:
I am a good candidate for this loan because my wife and I both work.We both have a solid professional reputation in and out of community. we have lost and made money in our own ventures. We continue to strive to be the best we can, setting an example not only for our son but everyone we come in contact with
?I am completing an advanced graduate program for state licensure for a part time job I have. I teach culinary arts full time and work in mental health part time.
the goal is to eliminate our outrageous cc rates of almost 27%; get into a reasonable rate that we can budget in at a consistent payment over a short time period.

Monthly net income: $together is almost $8800

Monthly expenses: $
??Housing: $ 2400
??Insurance: $
??Car expenses: $ 600
??Utilities: $ 400
??Phone, cable, internet: $ 375
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Cc cards and other loans: $ 1200
??Other expenses: $
undefined undefined undefined undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Part-time employee
Enhanced (1-10):	2	Current / open credit lines:	1 / 1	Length of status:	4y 1m
Credit score:	660-679 (Feb-2010)	Total credit lines:	3	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$1,976	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dough-machine8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used motorcycle
Purpose of loan:
This loan will be used to?purchase an 07 Suzuki GSXR for my boyfriend, for his 21st birthday. He is aware that I am doing this, and will be helping me in making the necessary payments. The current owner received this bike in a divorce settlement, and just wants to get rid of it. She is selling it for $2800. This offer is practically a steal, since the bike has a clean title, no scratches or damage, and has only 3000 miles. I don't want to let this offer pass us by, but i don't have all the money up front, as the owner demands.

My financial situation:
I am a good candidate for this loan because?I have excellent credit, and I am very financially responsible. The reason why I am going through Prosper, and not my bank, is because I feel as though I could get a better rate here, and I haven't been with my bank for three years, which is their requirement. Together we make a little more than 18,000 annually, and we can guarantee that payments will be made on schedule. Thank you for your consideration. Feel free to ask me any further questions.

Monthly net income: $1000

Monthly expenses: $350
??Housing: $0
??Insurance: $148
??Car expenses: $60
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $50
??Clothing, household expenses $60
??Credit cards and other loans: $40
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.45%	Starting borrower rate/APR:	9.45% / 11.55%	Starting monthly payment:	$256.08

Auction yield range:	4.06% - 8.45%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2002	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	13 / 13	Length of status:	0y 7m
Credit score:	720-739 (Feb-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,879	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exchange-birch	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of credit cards
Purpose of loan:
This loan will be used to?pay off my credit cards.??I?recently graduated from graduate school in May.??I was an out-of-state resident at my graduate school and, consequently, I was unable to cover all of my expenses through?federal loans and an internship.? Consequently, I?ended up charging certain?expenses such as: food, books, housing and car expenses on my credit card.?Recently, and for no apparent reason except for the new legislation regarding credit cards, my fees and interest rates have increased.? I have a wedding coming up in a little over a year and my goal is to save as much money as I can and pay off as much debt as I can before I'm married.? The reason I am asking for more than my credit card debt is to help with wedding expenses that are coming up in the next few months.

My financial situation:
I am a good candidate for this loan because?I have a stable job working for the government. During graduate school I was an intern at my current place of work for over a year.? This summer, after I graduated, they hired me full-time.? I've been there for over six months now as a full-time salaried employee, which is the amount of time necessary to complete the probationary period.? In another six months, I will be up for a raise. In addition, I have a master's degree and am in a field?that puts me on a trajectory of higher earnings.??

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1987	Debt/Income ratio:	36%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	4	Current / open credit lines:	15 / 14	Length of status:	6y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	33	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,417	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	21
Screen name:	sunny2day	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-699 (Jun-2008)
Principal balance:	$1,283.95	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Medical bills
Purpose of loan:
This loan will be used to pay off some medical bills for my son and I.

My financial situation:
I am a good candidate for this loan because all of my prior payments have been made on time and I am in good standing with Prosper.

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $ 450.00
??Insurance: $ 150.00
??Car expenses: $
??Utilities: $ 100.00
??Phone, cable, internet: $ 60.00?
??Food, entertainment: $ 120.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$904.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1987	Debt/Income ratio:	24%
Basic (1-10):	3	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	17 / 12	Length of status:	27y 8m
Credit score:	760-779 (Feb-2010)	Total credit lines:	58	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$26,216	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	42%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thrifty-balance6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement / debt payoff
Purpose of loan:
This loan will be used to? make some home improvements and payoff some debts.

My financial situation:
I am a good candidate for this loan because?? Our jobs are extremely solid and income is excellent. All bills have always been paid on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1983	Debt/Income ratio:	18%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	7 / 7	Length of status:	3y 9m
Credit score:	640-659 (Jan-2010)	Total credit lines:	15	Occupation:	Professional
Now delinquent:	3	Revolving credit balance:	$651	Stated income:	$50,000-$74,999
Amount delinquent:	$2,431	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	36
Screen name:	RussRuss	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repair needed on Home - 3rd Try
(About Me)
I am a 34 year old single father /Army Veteran (Explanation of Credit)
My credit slipped about?5-6 years ago after my divorce and I admittedly gave up due to all of the turmoil and the custody dispute for my son, which I finally won.
I have several delinquencies and no public records.Most of my negative information is now current and has been that way for a few years, but the negative information that happened several years ago is still haunting me

I am sincerely asking for a chance to prove myself as this loan is desperately needed for me and my son

I will?use the money to help pay for ?installation of an aerobic septic system. The older septic system?at home will not pass inspection.

Net income: $2800

Mortgage/Rent: $687.19
Phone/Cable/Internet: $140
Gas: $45
Electricity & Water: $110
Food: $ 140
Insurance: $ $135
Credit cards and loans: $169

Total Monthly Expenses : $ 1,426.19 Amount available to repay prosper loan: $1,373.81Amount available to repay prosper loan: $1,373.81Please if you have any questions...feel free to ask away.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	28%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-10):	3	Current / open credit lines:	9 / 8	Length of status:	4y 7m
Credit score:	640-659 (Feb-2010)	Total credit lines:	14	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$1,931	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	progressive-pound	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off everything
Purpose of loan:
To pay off everything that I owe so I am debt free besides this loan.?

My financial situation:
I am a good candidate for this loan because as you can see that I have not made any late payments on anything for well over a year now.? I am very responsible and won't have any other bills besides the repayment of this loan and my rent.

Monthly net income: $ 2540

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $ 0????
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 0????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	77%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-10):	1	Current / open credit lines:	13 / 12	Length of status:	4y 10m
Credit score:	660-679 (Jan-2010)	Total credit lines:	26	Occupation:	Postal Service
Now delinquent:	0	Revolving credit balance:	$82,677	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	eagle153	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bill
Purpose of loan:
This loan will be used to?
paying off bill and high interest credit card.
My financial situation:
I am a good candidate for this loan because?I've been working full time at federal job. I never any payment late or none.

Monthly net income: $ 5500( with spouse)

Monthly expenses: $
??Housing: $1680
??Insurance: $250
??Car expenses: $420
??Utilities: $200
??Phone, cable, internet: $100
??Food, entertainment: $350
??Clothing, household expenses $150
??Credit cards and other loans: $1200
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.01%	Starting borrower rate/APR:	12.01% / 12.36%	Starting monthly payment:	$166.10

Auction yield range:	3.06% - 11.01%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-10):	2	Current / open credit lines:	7 / 6	Length of status:	15y 1m
Credit score:	800-819 (Jan-2010)	Total credit lines:	49	Occupation:	Realtor
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	LuckyRealEstateInvestor	Borrower's state:	Missouri	Borrower's group:	AA Credit***
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	800-819 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	740-759 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Need to repair foundation, sewer
Purpose of loan:
We are fixing up our home. We need to stabilize the foundation, put in a sump pump and repair the sewer drain lines and plumbing. With this loan we will be able to fix these issues.
My financial situation:
I am a good candidate for this loan because?I am a responsible person who works full time and pays all my bills on time. Just did not have enough money set aside for such extensive repairs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.06%	Starting borrower rate/APR:	9.06% / 11.15%	Starting monthly payment:	$184.60

Auction yield range:	8.06% - 8.06%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	-0.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	4%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	7 / 6	Length of status:	2y 2m
Credit score:	700-719 (Feb-2010)	Total credit lines:	12	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,473	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	glimmering-fairness499	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.

My financial situation: I work full time earning a good salary. I pay about $300 a month to my credit card bills. I rarely use the cards anymore, and want to pay them off once and for all and not use them at all anymore.
I am a good candidate for this loan because I pay my credit cards each month and on time. The reason I am seeking the loan is to pay off the credit cards, and no longer pay fees for cards I do not even use anymore.

Monthly net income: $4200

Monthly expenses: $
??Housing: $1735
??Insurance: rental insurance $26 per month
??Car expenses: no car
??Utilities: utilities are built into my rent
??Phone, cable, internet: $225
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$421.24

Auction yield range:	11.06% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1986	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-10):	5	Current / open credit lines:	6 / 6	Length of status:	1y 8m
Credit score:	700-719 (Feb-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,413	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	51%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	haides	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating the last of my debt
Purpose of loan:
This loan will be used to? Consolidate my debt from credit cards to a single payment to expedite paying it off.

My financial situation:
I am a good candidate for this loan because? I always make my monthly payments on time. This loan is purely to give me a single payment instead of the 3 payments I have left. This also allows me to save a bit of money from interest so I can put more money down towards a mortgage down payment in a few years.

Monthly net income: $ 3500.00

Monthly expenses: $ 2854.07
??Housing: $1170
??Insurance: $168.16
??Car expenses: $0
??Utilities: $200
??Phone, cable, internet: $315.91
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $400
Information in the Description is not verified.